UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: January 31, 2008

Item 1.

Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

SEMI-ANNUAL REPORT 2008	JANUARY 31, 2008
(UNAUDITED)

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES & CLASS R SHARES

DOMINI EUROPEAN SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI PACASIA SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUNDSM

INVESTOR SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES

The way you invest matters®

TABLE OF CONTENTS

2	Letter from the President

4	Domini News

5	The Way You Invest Matters: Human Rights

11	The Way You Invest Matters: Activism

Fund Performance and Holdings
13	Economic and Market Background
16	Domini Social Equity Fund
22	Domini European Social Equity Fund
28	Domini PacAsia Social Equity Fund
36	Domini European PacAsia Social Equity Fund
45	Domini Social Bond Fund

52	Expense Example

55	Financial Statements
Domini Social Equity Trust
Domini European Social Equity Trust
Domini PacAsia Social Equity Trust
Domini European PacAsia Social Equity Trust

70	Financial Statements
Domini Social Equity Fund
Domini European Social Equity Fund
Domini PacAsia Social Equity Fund
Domini European PacAsia Social Equity Fund

87	Financial Statements
Domini Social Bond Fund

95	Proxy Voting Information

95	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

In this year of tough economic news and a hard-fought presidential campaign, calls for change are in the air.

This represents, I think, more than dissatisfaction with American progress. It reflects also a determination that government should once again take up its historic role of promoting the common good and its obligation to regulate corporate conduct.

That would certainly be a welcome development.

In the meanwhile it has been up to social investors like you to make change happen.

Many of the issues being aired during this interesting campaign season are ones we social investors have been talking about for years. We look closely at how companies use lobbyists and campaign contributions to maximize their political influence, at the social costs of for-profit healthcare that leaves so many behind, at companies’ responses to climate change, and at the profound impact of government contracts and tax incentives on crucial matters of war and peace, energy development and human capital.

In this year’s Semi-Annual Report, we report on issues of basic human dignity. On behalf of our shareholders, we encourage companies to use their influence to help end the genocide in Darfur, to protect freedom of expression, and to provide safe conditions and fair pay to workers in the far-flung factories that make the products we use every day.

Your commitment to social investing makes all the difference on these and many other important issues. The progress we make is slow, and requires long-term commitment. As Martin Luther King said, “the arc of the moral universe is long, but it bends toward justice.”

This has been a difficult period for investors. Over the past six months, stock markets are down across the U.S., Europe, and Asia, a decline precipitated in part by the U.S. housing slump and the credit crisis that came in its wake. A primary reason for the collapse of the subprime lending market is that unscrupulous mortgage lenders made loans — often with deceptive terms — that people could not afford to repay. Then they bundled those unsustainable mortgages into securities with unrealistically high credit ratings.

Domini research has long focused on predatory lending, and we do our best to avoid companies that practice it. We sounded the alarm a decade ago. Our commitment to community development investments demonstrates and supports a better way to serve low-income people. This, in a nutshell, is why what we social investors do is so important, for people and the planet. A groundswell of change is building, and your investments are a part of it.

THE WAY YOU INVEST MATTERS®

We are honored that our shareholders share this vision, and continue to place their trust in us. Thank you, as always, for your decision to invest with Domini.

Very truly yours,

Amy Domini amy@domini.com

KEEP IN TOUCH WITH DOMINI

A report like this comes twice a year, but your dollars work for change all year long. Now there’s a great way to stay in touch. Sign up for Domini Updates at www.domini.com to receive:

•	Our e-newsletter Investing Matters, with news on how your funds are making a difference
•	Domini Action Alerts that help you speak out on issues from child labor to global warming.

We will not “spam” you, and we will never sell or rent your email address to anyone, for any reason. (Please visit our website for more information about our Privacy Policy.) And you can, of course, unsubscribe at any time.

If you invest directly with Domini, you can also sign up for paperless E-Delivery of your statements and reports — just log into your account and select E-Delivery from the “Account Maintenance” drop-down menu. If you invest through a financial advisor, brokerage firm, or employer-sponsored retirement plan, why not ask your advisor or plan sponsor how to receive your documents electronically? It can reduce your carbon footprint, save trees, and unclutter your life, all with just a few strokes of your keyboard!

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Domini Wins “Social Capitalist” Award from Fast Company: Domini Social Investments was among the winners of Fast Company magazine’s fifth annual Social Capitalist Award, in the first year that for-profit companies were eligible for selection. These awards recognize organizations and companies that use the tools of business to solve the world’s most pressing social problems. (Winners were featured in the December/January 2008 issue of Fast Company, with expanded online coverage at www.fastcompany.com.)

Responding to this honor, Amy Domini said, “This award is a tribute to the Domini Funds’ thousands of investors, who put their investments to work not only for their families’ future but to build a better future for all of us. Our firm is built on the idea that the way you invest matters — that investors, if we harness our power and think beyond next quarter’s profits, can change companies, change Wall Street, and ultimately change the world. In choosing to invest sustainably and responsibly, our shareholders make change happen every day.”

Amy Domini Honored by Yale: In October 2007, Yale University’s Berkeley Divinity School presented Amy Domini with an honorary doctorate. In its citation, Yale said the degree was awarded in recognition of her “ability to turn compassion into action” and an influence that has “spurred hundreds of companies to evaluate their impact on the environment and human rights.”

Accepting the degree, Amy spoke of the role of faith in the development of her ideas. In the end, she said, finance and capitalism are still subject to basic conceptions of right and wrong. By shaping a career in line with one’s faith and values, she discovered, one could become “a powerful force for good.”

Conventional Funds Still Voting No: The latest data from FundVotes.com has confirmed that U.S. mutual fund companies overwhelmingly side with management when voting their proxies. The 54 fund groups surveyed supported approximately 90.7% of management proposals during the year ended June 30, 2007, but only 35.2% of shareholder proposals. By contrast, Domini supported 67% of management proposals and 63% of shareholder proposals for the same period, making it one of the most activist fund groups surveyed.

New Fund Name: The Domini EuroPacific Social Equity Fund has a new name: Domini European PacAsia Social Equity Fund.

THE WAY YOU INVEST MATTERS®

THE WAY YOU INVEST MATTERS: HUMAN RIGHTS

At the core of socially responsible investing lies a commitment to universal human dignity and the idea that profits should not come at the cost of anyone’s fundamental rights.

As the world economy becomes ever more globalized, this simple ideal has become more difficult to attain. While some companies have been directly implicated in severe abuses, more often corporations are confronted with the human rights challenges that come with doing business — sourcing raw materials, contracting with local manufacturers, seeking to offer products and services — in countries where abuses are common or even endemic.

Human rights is a complex and difficult subject for investors. It touches many different aspects of a company’s activities, including relationships with suppliers, employees, communities, customers, and governments. Social investors have been playing a critical role by alerting corporations to their human rights obligations, encouraging respect for international norms, and building the demand for consistent, reliable data so that corporate behavior can be more accurately assessed, and abuses brought to light and addressed. We look at the codes of conduct companies have adopted and the countries where they operate to assess the risk of human rights abuses. Conversations with company management and human rights organizations are also often helpful in understanding the role a company is playing. Comparable, reliable data, however, is generally unavailable.

In our discussion below, we focus mainly on companies held by the Domini Funds as of January 31, 2008. Some of the companies noted here are leaders in their industries. Others are just beginning to grapple with these difficult issues. Just as there are few perfect people, there are few perfect companies. We expect companies to responsibly address the real challenges they face, and we expect them to do their part to uphold universal human dignity wherever they do business. In this brief report we are able to touch on only a few areas of human rights. There are many other stories to tell, and we look forward to telling them in future reports.

Though protecting and promoting human rights is often considered purely the role of government, we believe that corporations, investors, and consumers also bear responsibility. Human rights is everyone’s business. Through this report, we hope to convey some of the work that corporations in your portfolio are doing, and the role that Domini is playing on your behalf to protect and promote universal human dignity.

Domini’s Response

Domini’s Global Investment Standards address the relationship of companies to the communities — global, national, and local — in which they operate. These standards encompass various aspects of human rights,

THE WAY YOU INVEST MATTERS®

including freedom of speech; protection of minority and indigenous peoples and their cultures; rights of workers to a safe, healthy workplace and fair compensation; and endorsement of international standards in areas like labor, health, product quality, and children’s rights.

Guided by these standards, we seek to promote universal human dignity through our research, shareholder activism, and commitment to community development.

Domini’s team of in-house research analysts evaluates companies on a range of human rights issues. Our goal is to identify companies that are responsibly addressing the key sustainability challenges of their industry. By including human rights considerations in our process, we are helping to raise expectations for corporate behavior among investors, the public, and the corporations we are evaluating.

This issue must also be considered in the context of a larger question: Just what are a corporation’s obligations regarding human rights in the countries and communities where it does business? And how can companies be held accountable for consistently and constructively exercising that responsibility?

Some companies have volunteered to take on these difficult questions and to work together to provide guidance to the corporate community. The Business Leaders Initiative on Human Rights has produced A Guide for Integrating Human Rights into Business Management, produced in cooperation with the UN Global Compact, a framework for businesses that wish to align themselves with ten principles regarding human rights, labor, the environment, and anticorruption. Of the 13 corporate members of the Business Leaders Initiative, six — Barclays, Coca-Cola, Gap Inc., Hewlett-Packard, Novartis, and StatoilHydro — were held in the portfolios of the Domini Funds as of January 31.

The United Nations is also actively struggling with these questions. In 2007, Domini participated in a session convened by the UN High Commissioner on Human Rights, focusing on human rights and the financial sector, and a later brainstorming session to help plan the work of the special representative appointed by the UN Secretary General to help clarify standards of corporate responsibility regarding human rights. Domini continues to provide our input on this important process.

For many years, Domini has worked with a range of concerned investors and human rights organizations in the wider effort to clarify — and inculcate — human rights standards for corporate behavior. One of the most effective of these has been the Interfaith Center on Corporate Responsibility (ICCR), with which we have partnered on many shareholder campaigns for more than ten years. For the past two years, we have helped lead ICCR’s efforts to address working conditions in corporate supply chains.

6	The Way You Invest Matters: Human Rights

THE WAY YOU INVEST MATTERS®

Here are more examples of ways that your investment in the Domini Funds is making a difference for human rights:

Fighting Genocide in Sudan

With the steady increase in economic globalization, global banks and other major financial institutions provide the credit, financing, and liquidity that make it possible for companies and governments to do business around the world. As a result, those institutions have the potential to be an important influence on human rights.

Five years into a campaign of genocide by government-backed militias in the Sudanese province of Darfur, atrocities continue to take place on a massive scale. Working with Amnesty International, the Genocide Intervention Network, and other concerned investors, Domini met in recent months with large U.S. banks including Citigroup and JPMorgan Chase. We are encouraging them to use their influence with the companies they invest in — as well as the investors, companies, and governments they serve — to help end the ongoing genocide in Darfur.

In our Funds, Domini seeks to avoid investing in companies whose activities provide direct benefits to the Sudanese government, or that are otherwise complicit in human rights abuses in Sudan. Domini shares information about corporate activities in Sudan that we have acquired through our independent research with other investors and organizations working against the Darfur genocide.

Encouraging Internet Freedom

The Internet and telecommunications technologies are powerful tools for facilitating free speech and disseminating information, organizing political activity, promoting democracy, and exposing human rights violations. Protecting them from pressure by repressive governments is an important challenge. Domini is working as part of a multi-stakeholder group — including France Telecom, Google, Microsoft, TeliaSonera, Vodafone, and Yahoo,* and a range of human rights groups and academics — to develop principles to protect freedom of expression and privacy on the Internet and other communication technologies. Recently, Domini filed a shareholder resolution calling on Cisco Systems, which has not joined this group, to report on its involvement with repressive regimes that seek to censor Internet content or restrict citizens’ access to the Internet. The resolution achieved a significant 36% vote of support.

Focus on: Improving Global Working Conditions

Over the past few decades, much of U.S. manufacturing has shifted to the developing world, where labor costs are lower. In making this transition, companies have increasingly outsourced production to separately owned, locally based contract manufacturers. These facilities vary tremendously, but some have been marked by harsh working conditions, low pay, and the exploitation of children and even slave laborers. The risks to both workers

The Way You Invest Matters: Human Rights	7

THE WAY YOU INVEST MATTERS®

and companies are amplified by the fact that many companies cannot identify the full breadth and scope of their supply chain, which may reach all the way from a modern production facility in China to a cotton field in Central Asia.

Ensuring decent working conditions in corporate supply chains is an unusually complex problem, and progress has been slow. Companies in the clothing industry were among the first to face public controversy and to take action, followed by toy companies and electronics companies. Domini and other concerned investors have encouraged companies to publish the data on their supply chains that can help to evaluate their performance. In addition to providing public accountability, that data has enabled companies to better understand the challenges they face, and to work to solve problems that previously remained hidden.

By working with industry leaders, we hope to create momentum — and pressure — for their competitors to make similar improvements. One sign of progress is the increasing number of companies that have developed codes of conduct for their suppliers, and that monitor factories with the use of their own or third-party auditors. The Electronic Industry Citizenship Coalition, created in 2004, is an example of an industrywide effort to set basic labor and environmental standards for suppliers in an industry with an unusually complex supply chain. The 32 corporate members of the EICC Group, including Apple, Dell, Hewlett-Packard, and IBM, have agreed to work together to improve conditions in the global electronic supply chain. Domini has provided input over the past few years through periodic stakeholder consultations as the group worked to develop audit protocols, questionnaires, and other monitoring tools.

Promoting International Standards

Domini encourages companies to adopt comprehensive labor standards for their operations and their suppliers that incorporate the core conventions of the International Labor Organization (ILO). These conventions address the right to organize and bargain collectively, child labor, forced labor, discrimination, and equal pay for equal work. Although the ILO’s conventions apply to governments, we have worked with a number of companies to incorporate the ILO’s “core conventions” into their formal policies. In 2005, for example, we convinced Apple to adopt its first code of conduct, setting labor and environmental standards for its supply chain.

According to the ILO, the right to freely associate, including the right to form or join a union of one’s choice, and to bargain collectively for the terms of one’s employment, are fundamental labor rights. Human Rights Watch has reported, however, that U.S. labor law falls short in protecting these fundamental rights. In the fall of 2007, Domini filed a shareholder resolution urging Cummins to adhere to international standards in its relationships with labor unions. We are currently in dialogue with Cummins management to work through these complicated issues. Domini also co-filed its first shareholder resolution in Europe last year, addressing

8	The Way You Invest Matters: Human Rights

THE WAY YOU INVEST MATTERS®

allegations of anti-union activity in the U.S. by a subsidiary of the British transportation company FirstGroup.*

Domini has been in dialogue with Disney since 1996, when the company created its Code of Conduct for Manufacturers and International Labor Standards program. The program reportedly includes factory monitoring and remediation as well as education and communication with internal business units, licensees, and vendors. Disney also works with others committed to improving labor conditions, including socially responsible investors and multilateral institutions. The company has reportedly carried out tens of thousands of factory audits in more than 50 countries. As an outgrowth of that work, Domini has been working with McDonald’s and Disney on a multi-year project seeking to sustain factory compliance with acceptable labor standards.

Encouraging Transparency

For years, two of America’s biggest and most successful clothing retailers, Nike and Gap, were the target of criticism by activists on sweatshop labor issues. In recent years, in addition to extensive efforts to monitor their supply chains and address poor working conditions, both companies responded by taking steps to increase transparency. Gap’s first Social Responsibility Report, released in 2004, was developed in cooperation with Domini and a small group of social investors, in response to a shareholder resolution we filed. The report marked the first time that a clothing retailer had publicly rated the way the factories in its global supply chain treated their workers. Gap’s third and most recent report, for 2005-2006, noted that the company conducted 4,316 inspections in 2,053 garment factories around the world during 2006 — more than 99% of its garment factory base. Domini has provided feedback to Gap during the drafting of each of its reports.

In its 2004 Corporate Responsibility report, Nike announced that it was publishing on its website the names and addresses of each of its factories. In addition, Nike and Hewlett-Packard, in their reports that year, reported on noncompliant factories using charts similar to those in Gap’s first report — bringing us one step closer to standardized reporting in this area. Unfortunately, most companies have resisted a commitment to greater accountability through annual public reporting, and this type of reporting remains voluntary. Nevertheless, the expectations of corporations have changed dramatically.

Correcting Abuses

Gap faced renewed controversy in 2007, when the British newspaper The Observer reported that children as young as ten years old were doing hand embroidery for up to 16 hours a day in a workshop in Delhi.

These revelations showed the persistence of labor rights violations, including child labor, in certain emerging markets, and Gap’s response illustrates that leading companies now recognize the importance of

The Way You Invest Matters: Human Rights	9

THE WAY YOU INVEST MATTERS®

addressing abuses quickly and comprehensively. The company, which said it learned of the abuses on October 22, announced on November 14 that it had “launched a thorough investigation, cancelled the product order in question and made sure the garment would never be sold.” By November 2, the company had convened all of its Indian suppliers to stress its “zero tolerance” policy on child labor. The exploited children were placed under the care of a nonprofit group affiliated with Global March Against Child Labour, an organization founded and led by one of the world’s leading defenders of children’s rights. Gap is partnering with the Global March to develop an independent oversight and monitoring program to address hand embroidery and beadwork for Gap products — work that is generally not done in factories, but in the “informal sector” of India’s economy. Gap also committed itself to ensure the children receive “access to schooling, financial support until they reach the legal working age, and job opportunities thereafter.”

All of us share a responsibility to end child labor, as well as other abuses of human rights. We hope that this recent controversy will underline the importance of shedding light on the practices of the many companies that are less well known, and less transparent.

______________

* As of January 31, 2008, Yahoo and FirstGroup were not held in any of the Domini Funds’ portfolios.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

As of January 31, 2008, the companies discussed above were held in the portfolios of the following Domini Funds: Apple, Cisco Systems, Citigroup, Coca-Cola, Cummins, Dell, Gap Inc., Google, Hewlett-Packard, IBM, JPMorgan Chase, McDonald’s, Microsoft, Nike, and Walt Disney were held by the Domini Social Equity Fund. Barclays, France Telecom, Novartis, StatoilHydro, and Vodafone were held by the Domini European Social Equity Fund and by the Domini European PacAsia Social Equity Fund. TeliaSonera was held by the Domini European PacAsia Social Equity Fund. The composition of the Funds’ portfolios is subject to change.

Unlike other mutual funds, the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund seek to achieve their investment objectives by investing all of their investable assets, respectively, in separate portfolios with identical investment objectives called the Domini Social Equity Trust (DSET), Domini European Social Equity Trust (DESET), Domini PacAsia Social Equity Trust (DASET), and Domini European PacAsia Social Equity Trust (DUSET). References to each Domini Fund include the applicable Domini Trust, unless the context otherwise requires.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

10	The Way You Invest Matters: Human Rights

THE WAY YOU INVEST MATTERS®

THE WAY YOU INVEST MATTERS: ACTIVISM

Below are a few recent highlights of Domini’s shareholder activism, which each year includes meetings with dozens of companies on a wide range of important issues. (For more information, visit www.domini.com.)

Shareholder Resolutions: For the 2008 proxy season, Domini filed 20 shareholder resolutions, and was the lead filer for 12, on issues including political contributions, the climate crisis, and product safety.

Toxic Substances: Domini gained a strong vote of 36.1% for a resolution asking the medical products company Becton Dickinson to evaluate its policy on brominated flame retardants, which may pose a risk to human health.

As part of a dialogue led by the As You Sow Foundation, Domini helped convince Target to reduce its use of toxic PVC plastic in infant products, children’s toys, shower curtains, packaging, and accessories.

Climate Change: The Carbon Disclosure Project, which represents investors with over $57 trillion of assets, is a catalyst for dialogue on climate change between corporations and shareholders. More than 1,300 companies have reported their carbon emissions through the CDP. To help increase this total, Domini wrote to 194 companies in 23 countries that had not responded to its annual survey.

Facing Domini’s shareholder resolution (later withdrawn), Lowe’s committed to improve its sustainability reporting, most notably on its policies for purchasing the wood products sold in its stores. Domini recently joined the Boreal Leadership Council, an organization committed to protecting one of the world’s largest forest ecosystems.

Political Contributions: Following earlier successes with Verizon and Hewlett-Packard, Domini filed shareholder resolutions calling on American Express and AT&T to disclose their political contributions. We were pleased to withdraw the resolution with American Express when the company agreed to disclose its contributions. Domini is also asking companies to disclose contributions to trade associations — an increasingly important avenue for political influence.

Shareholder Rights: In July 2007, the SEC raised ideas challenging the right to file nonbinding resolutions. Domini’s Action Alerts on the subject generated more than 2,000 responses, and Domini submitted three comment letters, including one on behalf of 47 institutional investors and service providers from ten countries representing $1.4 trillion in assets. The SEC decided to take no action on this issue, at least for now.

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FUND PERFORMANCE AND HOLDINGS

ECONOMIC AND MARKET BACKGROUND

U.S. Markets Financial markets experienced significant volatility during the six-month period ending January 31, 2008. The S&P 500 Index declined -4.32% and the bond market (measured by the Lehman Brothers Intermediate Aggregate Index, or LBIA) returned 6.75%. A variety of factors led many analysts to note an increasing risk of recession in 2008:

•	The employment picture weakened — unemployment reached 5% in December, when the economy added only 18,000 new jobs, the smallest monthly increase in four years.
•

The housing market in the U.S. continued to deteriorate, and sales of new homes dropped 34% during 2007, the biggest decline since 1991. Mortgage foreclosures began to rise dramatically. The meltdown of the subprime mortgage market sparked broad concerns throughout the credit markets, and many large financial companies took hits to their profits, reputations, and share prices as their bets on complex subprime mortgage securities went sour.

•	Oil prices increased significantly, reaching a record price of $100 per barrel in January 2008. This was exacerbated by the weakness of the U.S. dollar, since oil prices are denominated in dollars.

Bond markets turned in a relatively strong performance during the six months, and saw increased demand for higher-quality bonds as cautious investors sought out more conservative investments.

Ending a long series of rate increases, the Federal Reserve responded to deteriorating economic conditions and shaky markets by reducing short-term interest rates five times, by a total of 2.25%. This included two cuts during a period of eight days in January, the first a dramatic 0.75% cut implemented between the Fed’s regularly scheduled meetings, during a week in which global stock markets were falling sharply. Bond yields declined and prices increased for both long-term and short-term bonds. Long-term bonds continued to pay higher yields than short-term bonds, reversing the inverted yield curve seen in 2006 and earlier in 2007.

European Markets European stock markets declined sharply during the six months ending January 31, 2008, with the MSCI Europe Index declining by -11.59% in local currency terms. However, the strength of European currencies compared to the dollar counterbalanced at least a portion of this decline for U.S.-based investors, resulting in a total return of -7.31% in dollar terms.

Economic and business signals were decidedly mixed:

•

Unemployment in the European Union, while still high by U.S. standards, continued to decline, to 7.2% at the end of 2007. Labor productivity lagged, however, with the estimated growth for 2007 at only 1.4%.

•	The strong euro helped drive a significant decline in business confidence, as European exports become more expensive, hurting export-driven economies like Germany’s.
•	Inflation has become a concern, as December’s 3.1% EU inflation rate was the highest since May 2001.
•	The financial sector also caused concern, because several European banks held large quantities of troubled U.S. subprime mortgage assets and were slow to make the necessary write-offs.

In confronting the climate crisis, the EU moved towards imposing the world’s strictest standards for CO2 emissions from vehicles, building on Europe’s previous leadership in regulation of industrial emissions.

Asian Markets As in Europe, Asian stock markets declined sharply during the six months ended January 31, 2008, with the MSCI All Country Asia Pacific Index down by -12.73% in local currency terms. However, the appreciation of Asian currencies against the dollar resulted in a total return of -7.11% in dollar terms.

India and certain other emerging Asian markets saw positive returns during the period, though China was down about 3% in local currency terms. Japan, representing about half of the index, was down by over 21% in local currency terms. This was a case in which the stock market reflected its underlying economy: The Japanese economy continued to struggle during this period.

In Japan, the third quarter’s Tankan survey of business trends showed that business confidence was relatively unaffected by the U.S. subprime crisis. However, the later months of 2007 saw a sell-off in the Japanese stock market and a number of negative factors were evident:

•	Consumer spending was weak toward year-end, and the country had not yet emerged from deflation — a problem since the latter half of the 1990s.
•	Japan accounted for approximately 9% of the global economy in 2006, the lowest figure in more than 25 years.

14	Economic and Market Background

•

The reliance of Japanese companies on the use of temporary workers was among the highest in developed countries. These workers earn one third less than full-timers, receive few benefits, and contribute relatively little to consumer spending and economic growth.

An important environmental milestone for the region came in the fourth quarter of 2007, as Australia — following the election of Kevin Rudd as prime minister — joined in efforts at a conference in Bali to develop a successor to the Kyoto Protocol on climate change.

Economic and Market Background	15

DOMINI SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2008, the Domini Social Equity Fund Investor shares declined –8.43%, underperforming the S&P 500 Index return of –4.32%.

The Fund’s subadvisor, in selecting stocks for the Fund’s portfolio, utilizes an approach that focuses on indicators of both valuation (how reasonably priced a company’s stock is relative to the value of its businesses) and momentum (the rate at which the company’s profits and/or share price have been increasing). During this period, companies that appeared to have attractive valuations performed more poorly than expected.

In particular, the Fund’s performance relative to the index was hurt by stock selection within the industrial, consumer staples, and information technology sectors, and by positions in the following stocks:

•	The stock of YRC Worldwide declined when analysts turned negative on the freight industry due to increases in fuel and equipment costs.
•

The Fund’s performance was hurt by its overweight position in the electronics companies Electronic Data Systems and LAM Research, which performed poorly, and by its underweight position in Apple, which had a positive return for the period.

An overweight position in the financial sector, which was hurt by the collapse of the subprime mortgage market, was also negative for performance. However, stock selection within that sector, including positions in JPMorgan Chase and Goldman Sachs, resulted in a positive contribution to returns. The Fund was also helped by its positions in Energen and Express Scripts, each of which announced profit outlooks that beat the expectations of analysts.

The Domini Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of January 31, 2008, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

SECURITY DESCRIPTION	% NET ASSETS
JP Morgan Chase & Co.	4.2%
Johnson & Johnson	3.5%
Verizon Communications	3.4%
Microsoft	3.3%
Intl Business Machines Corp.	3.2%
Hewlett-Packard Co.	3.1%
Bank of America Corporation	2.7%
Goldman Sachs Group Inc.	2.7%
AT&T Inc.	2.6%
Travelers Cos Inc/The	2.1%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

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*	Other reflects Repurchase Agreements and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at January 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

Domini Social Equity Fund — Performance Commentary	17

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Equity Fund Investor Shares (DSEFX)		Domini Social Equity Fund Class R Shares (DSFRX)		S&P 500
	1 Year	1.46%		1.87%		5.50%
As of	5 Year	10.11%		10.40	%(2)	12.83%
12-31-07	10 Year	4.49%		4.63	%(2)	5.91%
	Since Inception	9.47	%(1)	9.55	%(1),(2)	10.49	%(1)
	1 Year	–8.63%		–8.35%		–2.31%
As of	5 Year	8.92%		9.21	%(2)	12.02%
1-31-08	10 Year	3.43%		3.57	%(2)	5.14%
	Since Inception	8.87	%(1)	8.96	%(1),(2)	10.03	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.24% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.15% of net assets.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

______________
(1)	Since June 3, 1991.
(2)

Reflects the performance of the Investor shares for periods prior to the offering of Class R shares, which commenced November 28, 2003. This performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/08

18	Domini Social Equity Fund — Performance Commentary

DOMINI SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

SECURITY	SHARES	VALUE
Common Stocks – 99.3%
Consumer Discretionary – 11.9%
Amazon.com Inc (a)	119,650	$9,296,805
American Eagle Outfitters	700	16,121
Autoliv Inc.	133,700	6,678,315
AutoZone Inc (a)	54,047	6,533,201
Best Buy Co Inc.	120,758	5,894,198
Big Lots Inc (a)	338,000	5,867,680
Black & Decker Corporation	600	43,524
CBS Corp, Class B	584,300	14,718,517
Comcast Corp, Class A (a)	5,550	100,788
Darden Restaurants Inc.	255,700	7,241,424
DR Horton Inc.	1,975	34,069
Gap Inc/The	1,887	36,079
Home Depot Inc.	3,244	99,493
J.C. Penney Co Inc.	758	35,937
Johnson Controls Inc.	1,954	69,113
Limited Brands	1,668	31,842
Liz Claiborne Inc.	600	13,134
Lowe’s Cos Inc.	2,986	78,950
McDonald’s Corporation	412,574	22,093,338
McGraw-Hill Companies Inc.	1,212	51,825
Meredith Corp.	823	38,673
Nike Inc, Class B	362,988	22,418,139
Nordstrom Inc.	895	34,816
Pulte Homes Inc.	2,094	34,216
Scholastic Corp (a)	722	24,743
Staples Inc.	2,258	54,057
Starbucks Corporation (a)	2,578	48,750
Target Corp.	1,636	90,929
Time Warner Inc.	7,876	123,968
VF Corp.	800	61,896
Viacom Inc – Class B (a)	2,100	81,396
Walt Disney Co./The	285,137	8,534,150
Washington Post Co/The, Class B	95	70,680
Whirlpool Corporation	222,363	18,925,315
		129,476,081
Consumer Staples – 10.6%
Avon Products Inc.	2,406	84,258
Church & Dwight Co Inc.	124,180	6,608,860
Coca Cola Co/The	299,384	17,714,551
Coca-Cola Enterprises Inc.	752,400	17,357,868
Colgate-Palmolive Co.	2,296	176,792
Costco Wholesale Corp.	53,400	3,627,996
Hershey Co/The	1,936	70,083
JM Smucker Co/The – New Common	108,530	5,071,607
Kimberly-Clark Corp.	125,056	8,209,926
Kraft Foods Inc, Class A	5,000	146,300
Kroger Co.	697,377	17,748,245
Pepsi Bottling Group Inc.	142,000	4,948,700
PepsiAmericas Inc.	608,600	14,995,904
PepsiCo Inc.	3,653	249,098
Procter & Gamble Co.	135,461	8,933,653
SUPERVALU Inc.	326,300	9,808,578
Walgreen Co.	3,064	107,577
		115,859,996
Energy – 8.2%
Anadarko Petroleum Corporation	5,418	317,441
Apache Corporation	162,862	15,543,549
Chesapeake Energy Corporation	109,500	4,076,685
Devon Energy Corporation	42,570	3,617,599
ENSCO International, Inc.	131,300	6,712,056
EOG Resources Inc.	3,908	341,950
National Oilwell Varco Inc (a)	67,600	4,071,548
Noble Corp.	94,200	4,123,134
Noble Energy Inc.	90,200	6,546,716
Technip SA	135,390	8,664,960
Tidewater Inc.	157,400	8,335,904
Unit Corp (a)	370,750	18,581,989
XTO Energy Inc.	167,770	8,713,974
		89,647,505
Financials – 20.9%
American Express Co.	3,576	176,368
American International Group	222,300	12,262,068
Bank of America Corporation	677,000	30,024,950
Bank of Ireland ADR	112,890	6,626,643
Barclays Plc – Spons ADR	274,200	10,345,566

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

SECURITY	SHARES	VALUE
Financials (Continued)
Charles Schwab Corp/The	515,500	$11,495,650
Citigroup Inc.	10,300	290,666
Federal National Mortgage Association	2,476	83,837
Freddie Mac	2,322	70,566
Goldman Sachs Group Inc.	146,400	29,392,728
HDFC Bank Ltd – ADR	41,240	4,921,582
Janus Capital Group Inc.	240,910	6,506,979
JP Morgan Chase & Co.	974,730	46,348,412
Lehman Brothers Holdings Inc.	1,400	89,838
Nationwide Financial Serv, Class A	204,000	9,010,680
Royal Bank of Scotland Group plc – Spon ADR (a)	1,082,500	8,432,675
TD Ameritrade Holding Corp (a)	271,200	5,087,712
Travelers Cos Inc/The	482,852	23,225,181
US Bancorp	6,463	219,419
Wachovia Corp.	5,583	217,346
Washington Mutual Inc	4,631	92,250
Wells Fargo & Co	566,506	19,266,869
Westpac Banking Corp – SP ADR	42,160	4,901,943
		229,089,928
Health Care – 11.2%
Amgen Inc (a)	150,466	7,010,211
Baxter International Inc.	205,122	12,459,110
Becton Dickinson & Company	2,302	199,192
Express Scripts Inc. – Common (a)	203,800	13,754,462
Forest Laboratories Inc (a)	199,700	7,942,069
Genentech Inc (a)	1,600	112,304
Gilead Sciences Inc (a)	155,210	7,091,545
Invitrogen Corp (a)	39,500	3,383,965
Johnson & Johnson	609,324	38,545,836
Kinetic Concepts Inc (a)	144,500	7,193,210
Medtronic Inc.	3,655	170,213
Merck & Co. Inc.	320,202	14,818,949
Watson Pharmaceuticals Inc (a)	384,300	10,034,073
		122,715,139
Industrials – 6.0%
3M Co.	2,864	228,118
Air France-KLM – ADR	121,100	3,375,057
AMR Corp (a)	1,100	15,334
Cooper Industries Ltd, Class A	2,286	101,818
Cummins Inc.	286,464	13,830,481
Deere & Co.	140,200	12,303,952
Deluxe Corporation	265,200	6,449,664
Emerson Electric Company	3,308	168,179
Illinois Tool Works	3,600	181,440
Jetblue Airways (a)	5,793	40,030
PACCAR Inc.	106,350	4,989,942
RR Donnelley & Sons Co.	128,918	4,497,949
Southwest Airlines	6,578	77,160
Teleflex Inc.	107,600	6,361,312
TNT NV – ADR	172,600	6,394,830
Tomkins plc – Sponsored ADR	292,800	4,023,072
Toppan Printing Co Ltd – Unspons ADR	60,650	2,971,850
United Parcel Service, Class B	3,373	246,769
		66,256,957
Information Technology – 20.2%
Apple Inc (a)	124,282	16,822,812
Arrow Electronics, Inc (a)	146,900	5,026,918
Cisco Systems Inc (a)	580,636	14,225,582
Dell Inc (a)	5,484	109,899
eBay Inc (a)	2,376	63,891
EMC Corp/ Massachusetts (a)	4,400	69,828
Google Inc, Class A (a)	4,580	2,584,494
Hewlett-Packard Co.	764,347	33,440,181
Intel Corp.	869,909	18,442,071
Intl Business Machines Corp.	329,000	35,314,860
Jabil Circuit Inc.	3,100	41,075
Juniper Networks Inc (a)	128,700	3,494,205
LAM Research Corp (a)	338,900	13,010,371
Microsoft Corp.	1,107,352	36,099,675
Motorola Inc.	7,500	86,475
Nvidia Corp (a)	156,990	3,860,384
Oracle Corp (a)	738,200	15,170,010
QUALCOMM Inc.	4,234	179,606

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

SECURITY	SHARES	VALUE
Information Technology (Continued)
STMicroelectronics NV – NY Shs	458,100	$5,675,859
Symantec Corp (a)	425,846	7,635,419
Texas Instruments Inc.	3,928	121,493
Western Digital Corp (a)	345,080	9,127,366
Xerox Corporation	5,598	86,209
		220,688,683
Materials – 1.3%
International Paper Co.	4,600	148,350
Lubrizol Corp.	88,200	4,640,202
MeadWestvaco Corp.	3,466	97,048
Nucor Corp.	81,916	4,734,745
Rohm and Haas Co.	2,210	117,904
United States Steel Corp.	46,200	4,717,482
		14,455,731
Telecommunication Services – 6.5%
AT&T Inc.	748,604	28,813,768
France Telecom SA – Spons ADR	144,530	5,110,581
Sprint Nextel Corp.	7,259	76,437
Verizon Communications Inc.	946,438	36,759,652
		70,760,438
Utilities – 2.5%
Energen Corp.	352,677	22,183,383
Pepco Holdings Inc.	182,600	4,648,996
		26,832,379
Total Common Stocks (Cost $1,033,537,347)		1,085,782,837
Repurchase Agreements – 0.6%
State Street Bank & Trust, dated 1/31/2008, 1.60% due 2/1/2008, maturity amount $6,221,058 (collateralized by U.S. Government Agency Obligations, Freddie Mac, 3.25%, 3/14/2008, market value $6,348,375)	6,220,781	6,220,781
Total Repurchase Agreements (Cost $6,220,781)		6,220,781
Total Investments — 99.9% (Cost $1,039,758,128) (b)		1,092,003,618
Other Assets, less liabilities — 0.1%		967,093
Net Assets — 100.0%		$1,092,970,711

______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $1,080,406,528. The aggregate gross unrealized appreciation is $83,814,064 and the aggregate gross unrealized depreciation is $72,216,974, resulting in net unrealized appreciation of $11,597,090.

ADR – American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2008, the Fund declined –13.33%, underperforming the MSCI Europe Index, which declined by –7.31%.

During this period, stock selection — particularly in the financial, materials, and consumer discretionary sectors — was the primary driver of underperformance:

•	Royal Bank of Scotland was affected by the impact of problems in the U.S. subprime mortgage market on mortgage-related securities that it held.
•	Trinity Mirror, the U.K.’s largest newspaper publisher, saw its shares drop sharply after it sold its Midlands newspapers for less than expected.
•	The stock of Rautaruukki, a Finnish manufacturer of galvanized steel products, declined after the company issued a lower-than-expected earnings forecast.

The Fund’s subadvisor, in selecting stocks for the Fund’s portfolio, uses an approach that considers measures of a company’s valuation (the price of its stock relative to the value of its businesses) and its momentum (the rate at which the company’s profits and/or share price have been increasing). During this period, valuation measures were less effective than momentum measures.

The Domini European Social Equity Fund invests in the Domini European Social Equity Trust. The table and bar chart below provide information as of January 31, 2008, about the ten largest holdings of the Domini European Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

SECURITY DESCRIPTION	% NET ASSETS
StatoilHydro ASA	3.9%
Vodafone Group PLC	3.7%
Sanofi-Aventis	3.7%
Vivendi SA	3.4%
Nokia OYJ	3.2%
France Telecom SA	3.0%
Swiss Re-Reg	2.9%
Royal Bank of Scotland Group	2.8%
Telefonica SA	2.5%
Unilever PLC	2.5%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

______________
*	Other reflects Repurchase Agreements and Other Assets, less liabilities.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

______________
*	Other reflects Portugal, Turkey, Denmark, Poland, Russia, Repurchase Agreements, and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini European Social Equity Trust’s Portfolio of Investments at January 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

Domini European Social Equity Fund — Performance Commentary	23

AVERAGE ANNUAL TOTAL RETURNS

		Domini European Social Equity Fund (DEUFX)	MSCI Europe
As of 12-31-07	1 Year	1.35%	14.38%
	Since Inception(1)	20.85%	22.40%
As of 1-31-08	1 Year	-9.80%	1.86%
	Since Inception(1)	14.53%	15.90%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPEAN SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EUROPE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.79% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

______________
(1)	Since October 3, 2005.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/08

24	Domini European Social Equity Fund — Performance Commentary

DOMINI EUROPEAN SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 97.8%
Austria – 2.2%
Immofinanz AG	Real Estate	107,410	$1,018,008
OMV AG	Energy	2,399	172,329
Voestalpine AG	Materials	19,568	1,201,716
			2,392,053
Belgium – 1.1%
Delhaize Group	Food & Staples Retailing	9,050	690,105
KBC Groep NV	Banks	3,926	499,168
			1,189,273
Denmark – 0.4%
Dampskibsselskabet (d/s) Torm	Energy	10,152	325,516
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	5,300	128,463
			453,979
Finland – 4.4%
Nokia OYJ	Technology Hardware & Equipment	96,971	3,556,053
Orion OYJ/New	Pharma, Biotech & Life Sciences	58,484	1,314,449
			4,870,502
France – 14.8%
Air France-KLM	Transportation	33,873	941,108
BNP Paribas	Banks	23,573	2,328,712
Credit Agricole SA	Banks	18,360	562,680
France Telecom SA	Telecommunication Services	94,621	3,323,389
Lafarge SA	Materials	1,395	219,562
Sanofi-Aventis	Pharma, Biotech & Life Sciences	49,881	4,051,006
Schneider Electric SA	Capital Goods	4,100	472,311
Ste Des Ciments Francais – a	Materials	3,576	540,566
Vallourec	Capital Goods	1,525	305,254
Vivendi SA	Media	94,767	3,803,022
			16,547,610
Germany – 10.8%
Allianz SE – Reg	Insurance	13,278	2,356,863
Altana AG	Materials	67,383	1,508,210
Deutsche Boerse AG	Diversified Financials	1,774	309,136
Deutsche Lufthansa AG – Reg	Transportation	63,951	1,526,926
Deutsche Telekom AG – Reg	Telecommunication Services	34,069	694,997
Epcos AG	Technology Hardware & Equipment	55,076	749,366
Fresenius SE	Health Care Equipment & Services	28,437	2,260,529
Muenchener Rueckver AG – Reg	Insurance	11,527	2,062,496
Salzgitter AG	Materials	3,768	588,514
			12,057,037
Greece – 1.8%
National Bank of Greece	Banks	18,922	1,151,765
Public Power Corp	Utilities	18,837	879,720
			2,031,485
Ireland – 1.9%
Anglo Irish Bank PLC	Banks	27,866	392,428
Elan Corporation PLC (a)	Pharma, Biotech & Life Sciences	15,167	384,267
Kerry Group PLC – A	Food & Beverage	47,593	1,275,645
			2,052,340

DOMINI EUROPEAN SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Italy – 2.8%
Banca Popolare dell’Emilia Romagna Scrl	Banks	20,412	$453,368
Fiat SPA	Automobiles & Components	111,050	2,597,176
			3,050,544
Netherlands – 8.5%
Fugro NV – CVA	Energy	26,164	1,785,971
ING Groep NV – CVA	Diversified Financials	50,956	1,653,434
Koninklijke Ahold NV (a)	Food & Staples Retailing	36,992	482,782
Koninklijke DSM NV	Materials	45,131	1,897,353
OCE NV	Technology Hardware & Equipment	7,527	150,749
SNS Reaal	Diversified Financials	49,704	937,739
TNT NV	Transportation	44,686	1,649,991
Unilever NV – CVA	Food & Beverage	25,987	843,959
			9,401,978
Norway – 5.0%
Norsk Hydro ASA	Materials	70,578	840,871
Petroleum Geo-Services	Energy	16,167	347,625
StatoilHydro ASA	Energy	166,024	4,346,820
			5,535,316
Poland – 0.3%
Polish Oil & Gas	Energy	166,817	303,750
			303,750
Portugal – 0.7%
Banco Espirito Santo SA – Reg	Banks	41,320	724,507
			724,507
Russia – 0.3%
Vimpel-Communications – SP
ADR	Telecommunication Services	8,500	292,740
			292,740
Spain – 6.3%
Banco Santander SA	Banks	119,389	2,091,158
Corporacion Financiera Alba	Diversified Financials	2,343	136,987
Gas Natural SDG SA	Utilities	35,787	1,967,382
Telefonica SA	Telecommunication Services	95,438	2,778,547
			6,974,074
Sweden – 2.8%
Nordea Bank AB	Banks	61,223	830,904
Scania AB – B Shs	Capital Goods	76,600	1,580,128
SSAB Svenskt Stal AB – Ser A	Materials	25,450	670,698
			3,081,730
Switzerland – 6.6%
Holcim Ltd – Reg	Materials	11,206	1,090,620
Lonza Group AG – Reg	Pharma, Biotech & Life Sciences	6,595	843,434
Novartis AG – Reg Shs	Pharma, Biotech & Life Sciences	17,797	898,496
Rieter Holding AG	Automobiles & Components	993	358,590
Roche Holding AG	Pharma, Biotech & Life Sciences	1,461	264,346
Sonova Holding AG	Health Care Equipment & Services	1,073	95,584
Swiss Reinsurance – Reg	Insurance	43,673	3,269,886
The Swatch Group AG – Reg	Consumer Durables & Apparel	9,901	517,484
			7,338,440

DOMINI EUROPEAN SOCIAL EQUITY TRUST PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Turkey – 0.4%
Trakya Cam Sanayii AS	Capital Goods	148,026	$287,914
Turk Sise Ve Cam Fabrikalari	Consumer Durables & Apparel	145,580	209,592
			497,506
United Kingdom – 26.7%
3i Group PLC	Diversified Financials	101,733	1,904,873
Aviva PLC	Insurance	63,993	802,600
Barclays PLC	Banks	177,780	1,677,718
BG Group PLC	Energy	66,028	1,456,320
Carphone Warehouse Group PLC	Retailing	18,733	123,315
Cookson Group New PLC	Capital Goods	51,090	567,126
CSR PLC (a)	Semiconductors &
	Semiconductor Equipment	20,624	218,814
Drax Group PLC	Utilities	97,495	982,755
Emap PLC	Media	53,548	986,567
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	68,834	1,630,949
HBOS PLC	Banks	93,511	1,302,629
Home Retail Group PLC	Retailing	198,701	1,125,895
HSBC Holdings PLC	Banks	65,643	984,604
Man Group PLC	Diversified Financials	14,754	162,397
Old Mutual PLC	Insurance	454,546	1,133,676
Royal Bank of Scotland Group PLC	Banks	403,531	3,110,160
Stagecoach Group Ordinary PLC	Transportation	470,752	2,269,688
Standard Life PLC	Insurance	61,536	265,531
Unilever PLC	Food & Beverage	83,812	2,762,005
Vodafone Group PLC	Telecommunication Services	1,183,877	4,140,369
WM Morrison Supermarkets PLC	Food & Staples Retailing	345,419	2,077,731
			29,685,722
Total Common Stocks (Cost $118,634,552)			108,480,586
Repurchase Agreements – 0.1%
State Street Bank & Trust,
dated 1/31/2008, 1.60% due
2/1/2008, maturity amount
$79,687 (collateralized by
U.S. Government Agency
Obligations, Freddie Mac,
3.25%, 3/14/2008, market
value $86,063)	Repurchase Agreements	79,683	79,683
Total Repurchase Agreements (Cost $79,683)			79,683
Total Investments — 97.9% (Cost $118,714,235) (b)			108,560,269
Other Assets, less liabilities — 2.1%			2,346,496
Net Assets — 100.0%			$110,906,765
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $118,707,448. The aggregate gross unrealized appreciation is $5,566,078 and the aggregate gross unrealized depreciation is $15,713,257, resulting in net unrealized depreciation of $10,147,179.

ADR – American Depository Receipt

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

DOMINI PACASIA SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2008, the Fund declined –8.54%, underperforming the MSCI All Country Asia Pacific Index, which declined by –7.11%.

The Fund’s performance relative to the index was hurt primarily by sector allocation in the consumer staples and information technology sectors, and by stock selection in the energy and materials sectors. In particular, negative contributions to performance came from positions in companies including the following:

•	Tokyo Steel Manufacturing, which was expected to be affected by higher scrap steel costs and weaker construction demand.
•	The bank Chuo Mitsui Trust, which experienced significant costs due to nonperforming loans in Japan.
•	Korea Zinc, whose stock declined dramatically during the period.

The Fund’s relative performance was helped by stock selection in the consumer discretionary and healthcare sectors, and by positions in the Singaporean motor vehicle company Jardine Cycle and in two Hong Kong real estate companies: Swire Pacific, whose real estate holdings were viewed favorably by analysts, and Wharf Holdings, whose expansion into China was seen as a positive.

The Domini PacAsia Social Equity Fund invests in the Domini PacAsia Social Equity Trust. The table and bar chart below provide information as of January 31, 2008, about the ten largest holdings of the Domini PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

SECURITY DESCRIPTION	% NET ASSETS
Honda Motor Co Ltd	3.0%
Nippon Telegraph & Telephone	2.4%
Sekisui House Limited	2.2%
Orix Corporation	2.1%
Nintendo Company Ltd	2.1%
National Australia Bank Ltd	2.0%
Fuji Film Holdings Corp	1.8%
Toppan Printing Company Ltd	1.8%
Bluescope Steel Ltd	1.7%
Swire Pacific Ltd ‘A’	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

______________
*	Other reflects Repurchase Agreements and Other Assets, less liabilities.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

______________
*	Other reflects Thailand, United States, Philippines, Hungary, Repurchase Agreements, and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini PacAsia Social Equity Trust’s Portfolio of Investments at January 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

Domini PacAsia Social Equity Fund — Performance Commentary	29

AVERAGE ANNUAL TOTAL RETURNS

		Domini PacAsia Social Equity Fund (DPAFX)	MSCI AC Asia Pacific
As of 12-31-07	1 Year	6.15%	14.64%
	Since Inception(1)	5.97%	15.84%
As of 1-31-08	1 Year	–2.74%	4.18%
	Since Inception(1)	–2.24%	5.11%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI PACASIA SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI AC ASIA PACIFIC

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 3.23% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International All Country Asia Pacific (MSCI AC Asia Pacific) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI AC Asia Pacific.

______________
(1)	Since December 27, 2006.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/08

30	Domini PacAsia Social Equity Fund — Performance Commentary

DOMINI PACASIA SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.1%
Australia – 10.8%
Babcock & Brown Ltd	Diversified Financials	10,899	$182,039
Bluescope Steel Ltd	Materials	56,873	524,923
CFS Retail Property Trust	Real Estate	114,113	217,636
Commonwealth Property Office Fund	Real Estate	93,843	118,534
Computershare Limited	Software & Services	19,453	141,085
CSL Limited	Pharma, Biotech & Life Sciences	9,270	288,968
Fairfax Media Ltd	Media	31,300	114,863
GPT Group	Real Estate	8,767	29,833
Macquarie Office Trust	Real Estate	262,153	269,214
National Australia Bank Ltd	Banks	19,814	622,894
Origin Energy Limited	Energy	24,913	195,991
Suncorp-Metway Limited	Insurance	21,963	304,183
Telstra Corp Ltd	Telecommunication Services	21,347	83,627
Westpac Banking Corporation	Banks	8,147	189,196
			3,282,986
China – 2.0%
Agile Property Holdings Ltd	Real Estate	78,000	87,333
Guangzhou R&F Properties Co Ltd	Real Estate	40,000	105,894
Hopson Development Holdings Ltd	Real Estate	62,000	112,105
Ping An Insurance Group Co of China Ltd	Insurance	16,000	112,945
Shimao Property Holdings Ltd	Real Estate	21,000	37,380
TPV Technology Ltd	Technology Hardware & Equipment	254,223	162,614
			618,271
Hong Kong – 8.6%
Cathay Pacific Airways Ltd	Transportation	24,000	53,613
Chinese Estates Holdings Ltd	Real Estate	66,239	109,990
Esprit Holdings Ltd	Retailing	11,500	149,790
First Pacific Co	Diversified Financials	110,389	78,827
Hang Lung Group Ltd	Real Estate	20,665	95,921
Hang Seng Bank Ltd	Banks	2,500	49,651
Henderson Investment Ltd	Real Estate	503,000	26,915
Henderson Land Development Co Ltd	Real Estate	13,142	113,521
Hong Kong Exchanges and Clearing Ltd	Diversified Financials	12,000	250,266
Hopewell Highway Infrastructure Ltd	Transportation	58,500	45,142
Hopewell Holdings	Transportation	11,086	48,466
Hysan Development Company Ltd	Real Estate	22,191	65,694
Jardine Matheson Hldgs Ltd	Diversified Financials	5,993	152,702
Jardine Strategic Holdings Ltd	Diversified Financials	9,859	142,956

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong (continued)
Kingboard Chemicals Holdings Ltd	Technology Hardware & Equipment	25,728	$107,340
Sun Hung Kai Properties Ltd	Real Estate	13,000	258,004
Swire Pacific Ltd ‘A’	Real Estate	37,164	504,755
Wharf Holdings Ltd	Real Estate	24,675	132,929
Wheelock & Co Ltd	Real Estate	75,418	220,609
			2,607,091
Hungary – 0.2%
MOL Hungarian Oil and Gas NyRt	Energy	464	62,059
			62,059
India – 2.5%
Ambuja Cements Limited	Materials	58,863	182,609
Dr. Reddy’s Laboratories Ltd	Pharma, Biotech & Life Sciences	5,100	68,918
Punjab National Bank Ltd	Banks	17,000	283,293
Satyam Computer Services Ltd	Software & Services	4,938	49,563
State Bank of India Ltd	Banks	2,944	163,748
State Bank of India – Rights (a) (c)	Banks	588	8,546
			756,677
Indonesia – 1.1%
Bank Rakyat Indonesia	Banks	157,500	121,810
Perusahaan Gas Negara Pt	Utilities	51,000	75,720
Telekomunikasi Indonesia Tbk PT	Telecommunication Services	129,000	131,212
			328,742
Japan – 45.6%
Alps Electric Co Ltd	Technology Hardware & Equipment	13,451	154,659
Amada Co Ltd	Capital Goods	16,220	140,623
Aoyama Trading Co Ltd	Retailing	8,500	193,457
Asahi Kasei Corporation	Materials	50,640	310,806
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	6,184	268,295
Chuo Mitsui Trust Holdings Inc	Banks	66,533	463,845
COMSYS Holdings Corp	Capital Goods	29,000	250,657
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	25,399	371,697
Eisai Co Ltd	Pharma, Biotech & Life Sciences	1,751	72,483
Fuji Film Holdings Corp	Technology Hardware & Equipment	14,357	557,528
Hankyu Hanshin Holdings Inc	Capital Goods	10,000	46,425
Honda Motor Co Ltd	Automobiles & Components	29,903	924,885
Kawasaki Kisen Kaisha Ltd	Transportation	37,206	363,233
Kyocera Corporation	Technology Hardware & Equipment	5,527	441,622
Makita Corporation	Consumer Durables & Apparel	6,000	224,907
Mazda Motor Corp	Automobiles & Components	46,000	195,640
Mitsui Chemicals Inc	Materials	64,880	434,255
Namco Bandai Holdings Inc	Consumer Durables & Apparel	5,000	70,220
Nintendo Company Ltd	Software & Services	1,248	631,211
Nippon Express Co Ltd	Transportation	90,000	483,619
Nippon Meat Packers Inc	Food & Beverage	5,000	56,417
Nippon Sheet Glass Co Ltd	Capital Goods	82,000	378,635
Nippon Telegraph & Telephone Corp	Telecommunication Services	152	723,522
Nisshin Seifun Group Inc	Food & Beverage	20,000	197,748

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (continued)
Nisshin Steel Co Ltd	Materials	105,000	$349,842
Nisshinbo Industries Inc	Consumer Durables & Apparel	5,400	58,160
Nomura Holdings Inc	Diversified Financials	17,100	249,973
NTT Data Corporation	Software & Services	9	40,001
ORIX Corporation	Diversified Financials	3,693	637,854
Ricoh Company Limited	Technology Hardware & Equipment	16,503	259,880
Sapporo Hokuyo Holdings Inc	Banks	4	33,462
SBI Holdings Inc	Diversified Financials	604	142,124
Seiko Epson Corp	Technology Hardware & Equipment	10,510	257,047
Seino Holdings Co Ltd	Transportation	26,800	182,484
Sekisui House Limited	Consumer Durables & Apparel	59,188	663,440
Seven & I Holdings Co Ltd	Food & Staples Retailing	7,800	193,304
Shinko Securities Co Ltd	Diversified Financials	26,000	102,113
Sony Corporation	Consumer Durables & Apparel	10,478	495,083
Sumitomo Bakelite Co Ltd	Materials	33,600	178,512
Sumitomo Trust & Banking Co Ltd	Banks	29,874	192,361
Suzuken Company Limited	Health Care Equipment & Services	6,900	252,196
TDK Corp	Technology Hardware & Equipment	6,600	424,279
Tokyo Steel Manufacturing Co Ltd	Materials	28,800	287,916
Toppan Printing Company Ltd	Commercial Services & Supplies	53,606	537,649
Toyo Seikan Kaisha Limited	Materials	21,887	399,847
			13,893,916
Malaysia – 2.7%
AMMB Holdings BHD	Diversified Financials	38,400	43,926
Bumiputra-Commerce Holdings BHD	Banks	13,300	42,707
POS Malaysia BHD	Transportation	178,800	131,547
Public Bank BHD-Foreign Market	Banks	24,000	85,217
Telekom Malaysia BHD	Telecommunication Services	48,800	171,947
Tenaga Nasional BHD	Utilities	31,756	90,487
YTL Corporation Berhad	Utilities	71,840	173,206
YTL Power International BHD	Utilities	120,300	94,006
			833,043
New Zealand – 2.9%
Fisher & Paykel Appliances Holdings Ltd	Consumer Durables & Apparel	23,684	52,161
Kiwi Income Property Trust	Real Estate	171,013	174,482
Telecom Corp of New Zealand Ltd	Telecommunication Services	116,907	366,844
Tower Limited	Insurance	68,468	116,173
Vector Ltd	Utilities	100,805	167,225
			876,885
Norway – 1.3%
Norsk Hydro ASA	Materials	6,200	73,867
Petroleum Geo-Services ASA	Energy	15,550	334,358
			408,225

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Philippines – 0.6%
Globe Telecom Inc	Telecommunication Services	4,707	$182,587
			182,587
Singapore – 2.1%
DBS Group Holdings Ltd.	Banks	20,606	257,011
Jardine Cycle & Carriage Ltd	Retailing	22,662	316,552
Oversea-Chinese Banking Corp	Banks	14,381	76,573
			650,136
South Korea – 9.3%
Cheil Jedang Corporation (a)	Capital Goods	819	61,283
Daegu Bank	Banks	3,910	57,100
GS Engineering & Construction	Capital Goods	689	83,819
GS Holdings Corp	Energy	5,069	217,982
Hana Financial Group Inc	Banks	2,100	103,086
Hyundai Securities Co	Diversified Financials	3,630	63,367
Industrial Bank of Korea	Banks	8,995	165,530
Kookmin Bank	Banks	1,029	67,683
Korea Zinc Co Ltd	Materials	1,495	173,229
KT Corp	Telecommunication Services	6,803	364,763
KT Freetel (a)	Telecommunication Services	3,020	91,766
LG Corp	Capital Goods	6,206	359,895
LG Electronics Inc	Consumer Durables & Apparel	3,926	381,054
LG.Philips LCD Co Ltd	Technology Hardware & Equipment	4,660	201,013
Pacific Corp	Household & Personal Products	699	95,291
Pusan Bank	Banks	6,480	89,031
Shinhan Financial Group Ltd	Banks	3,183	170,385
Woori Investment & Securities Co Ltd	Diversified Financials	4,540	100,859
			2,847,136
Taiwan – 7.6%
Acer Inc	Technology Hardware & Equipment	28,000	43,925
Asustek Computer Inc	Technology Hardware & Equipment	41,492	108,209
AU Optronics Corp	Technology Hardware & Equipment	301,528	503,395
Chi Mei Optoelectronics Corp	Technology Hardware & Equipment	168,560	198,742
China Steel Corp	Materials	238,214	336,979
Chunghwa Picture Tubes Ltd (a)	Technology Hardware & Equipment	476,000	141,069
Chunghwa Telecom Co Ltd	Telecommunication Services	81,475	173,418
Compal Electronics	Technology Hardware & Equipment	355,383	305,968
High Tech Computer Corp	Technology Hardware & Equipment	7,500	141,403
Lite-On Technology Corp	Technology Hardware & Equipment	53,000	78,951
Powerchip Semiconductor Corp	Semiconductors &
	Semiconductor Equipment	49,322	20,391
Siliconware Precision Industries Co	Semiconductors &
	Semiconductor Equipment	368	575
Taiwan Cooperative Bank	Banks	222,143	167,991
United Microelectronics Corp	Semiconductors &
	Semiconductor Equipment	148,000	79,841
			2,300,857

DOMINI PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Thailand – 0.9%
Bangkok Bank Pub Co – For Reg	Banks	52,318	$195,043
Siam Cement Pub Co – For Reg	Materials	11,800	76,272
			271,315
United States – 0.9%
National Oilwell Varco Inc (a)	Energy	4,500	271,035
			271,035
Total Common Stocks (Cost $32,185,725)			30,190,961
Repurchase Agreements – 0.6%
State Street Bank & Trust, dated 1/31/2008, 1.60% due 2/1/2008, maturity amount $175,789 (collateralized by U.S. Government Agency Obligations, Freddie Mac, 3.25%, 3/14/2008, market value $182,250)	Repurchase Agreements	175,781	175,781
Total Repurchase Agreements (Cost $175,781)			175,781
Total Investments — 99.7% (Cost $32,361,506) (b)			30,366,742
Other Assets, less liabilities — 0.3%			93,389
Net Assets — 100.0%			$30,460,131
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $32,552,076. The aggregate gross unrealized appreciation is $1,212,370 and the aggregate gross unrealized depreciation is $3,397,704, resulting in net unrealized depreciation of $2,185,334.

(c)	Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trust’s Board of Trustees.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2008, the Fund declined –10.37%, underperforming the MSCI EAFE Index, which declined by –7.44%.

During this period, stock selection — particularly in the financial, materials, and consumer discretionary sectors — was the primary driver of underperformance:

•	Royal Bank of Scotland was affected by the impact of problems in the U.S. subprime mortgage market on mortgage-related securities that it held.
•	Trinity Mirror, the U.K.’s largest newspaper publisher, saw its shares drop sharply after it sold its Midlands newspapers for less than expected.
•	Tokyo Steel Manufacturing was expected to be affected by higher scrap steel costs and weaker construction demand.

The Fund’s subadvisor, in selecting stocks for the Fund’s portfolio, uses an approach that considers measures of a company’s valuation (the price of its stock relative to the value of its businesses) and its momentum (the rate at which the company’s profits and/or share price have been increasing). During this period, valuation measures were less effective than momentum measures.

The Fund’s performance relative to the index was helped by stock selection in the telecommunications services and healthcare sectors, and by the Fund’s positions in the British telecommunications company Vodafone; the British water utility Kelda Group, which was sought for acquisition; and France Telecom, which surprised analysts with strong performance in its domestic wireline and wireless divisions.

The Domini European PacAsia Social Equity Fund invests in the Domini European PacAsia Social Equity Trust. The table and bar chart below provide information as of January 31, 2008, about the ten largest holdings of the Domini European PacAsia Social Equity Trust and its portfolio holdings by industry sector and by country:

TEN LARGEST HOLDINGS

SECURITY DESCRIPTION	% NET ASSETS
Vodafone Group PLC	3.0%
Nokia OYJ	2.5%
Unilever PLC	2.3%
Sanofi-Aventis	2.2%
Banco Santander SA	2.0%
Telefonica SA	2.0%
France Telecom SA	2.0%
Royal Bank of Scotland Group	1.9%
StatoilHydro ASA	1.8%
Vivendi SA	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

______________
*	Other reflects Repurchase Agreements and Other Liabilities, less assets.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

______________
*	Other reflects New Zealand, Singapore, Denmark, China, Malaysia, Turkey, Taiwan, Hungary, Portugal, Poland, Repurchase Agreements, and Other Liabilities, less assets.

The holdings mentioned above are described in the Domini European PacAsia Social Equity Trust’s Portfolio of Investments at January 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

Domini European PacAsia Social Equity Fund — Performance Commentary	37

AVERAGE ANNUAL TOTAL RETURNS

		Domini European PacAsia Social Equity Fund (DUPFX)	MSCI EAFE
As of 12-31-07	1 Year	2.22%	11.62%
	Since Inception(1)	2.09%	12.66%
As of 1-31-08	1 Year	-7.41%	0.64%
	Since Inception(1)	-6.36%	2.18%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 5.89% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 1.60% of net assets.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European PacAsia Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI EAFE.

______________
(1)	Since December 27, 2006.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/08

38	Domini European PacAsia Social Equity Fund — Performance Commentary

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

COUNTRY/ SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 98.1%
Australia – 4.0%
AGL Energy Ltd	Utilities	4,576	$49,669
BlueScope Steel Ltd	Materials	4,325	39,919
Computershare Limited	Software & Services	3,337	24,202
CSL Limited	Pharma, Biotech & Life Sciences	1,104	34,414
Macquarie Office Trust	Real Estate	100,723	103,436
National Australia Bank Ltd	Banks	5,925	186,265
Origin Energy Limited	Energy	16,577	130,412
Sonic Healthcare Ltd	Health Care Equipment & Services	4,462	65,636
Suncorp-Metway Limited	Insurance	2,073	28,711
Telstra Corp Ltd	Telecommunication Services	9,246	36,221
			698,885
Austria – 1.4%
IMMOFINANZ AG	Real Estate	9,364	88,750
OMV AG	Energy	1,098	78,873
Voestalpine AG	Materials	1,276	78,362
			245,985
Belgium – 2.0%
Delhaize Group	Food & Staples Retailing	1,514	115,450
Dexia SA	Banks	1,455	35,181
Groupe Bruxelles Lambert SA	Diversified Financials	202	23,382
KBC Groep NV	Banks	1,372	174,442
			348,455
China – 0.4%
Hopson Development Holdings Ltd	Real Estate	24,000	43,395
TPV Technology Ltd	Technology Hardware & Equipment	47,775	30,560
			73,955
Denmark – 0.5%
Dampskibsselskabet (D/S) Torm	Energy	800	25,652
H. Lundbeck A/S	Pharma, Biotech & Life Sciences	2,545	61,686
			87,338
Finland – 3.1%
Nokia OYJ	Technology Hardware & Equipment	11,824	433,601
Orion OYJ/New	Pharma, Biotech & Life Sciences	4,548	102,218
			535,819
France – 8.5%
Air France-KLM	Transportation	3,701	102,826
BNP Paribas	Banks	1,936	191,252
Credit Agricole SA	Banks	1,724	52,836
France Telecom SA	Telecommunication Services	9,798	344,137
Sanofi-Aventis SA	Pharma, Biotech & Life Sciences	4,749	385,682
Schneider Electric SA	Capital Goods	237	27,302
Valeo SA	Automobiles & Components	739	27,195

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY / SECURITY	INDUSTRY	SHARES	VALUE
France (continued)
Vallourec	Capital Goods	251	$50,242
Vivendi SA	Media	7,398	296,884
			1,478,356
Germany – 7.2%
Allianz SE – Reg	Insurance	1,245	220,989
Altana AG	Materials	9,587	214,582
Commerzbank AG	Banks	1,675	50,671
Deutsche Boerse AG	Diversified Financials	291	50,709
Deutsche Lufthansa AG – Reg	Transportation	3,628	86,624
Deutsche Telekom AG – Reg	Telecommunication Services	1,367	27,887
Epcos AG	Technology Hardware & Equipment	3,236	44,030
Fresenius SE	Health Care Equipment & Services	1,589	126,314
Hannover Rueckversicherungs AG	Insurance	1,449	64,523
Muenchener Rueckver AG – Reg	Insurance	1,329	237,794
Salzgitter AG	Materials	818	127,761
			1,251,884
Greece – 1.5%
National Bank of Greece SA	Banks	2,120	129,043
Public Power Corp SA	Utilities	2,762	128,990
			258,033
Hong Kong – 2.3%
Chinese Estates Holdings Ltd	Real Estate	18,269	30,336
First Pacific Co	Diversified Financials	40,000	28,563
Hang Lung Group Ltd	Real Estate	4,627	21,477
Jardine Matheson Hldgs Ltd	Diversified Financials	1,114	28,385
Jardine Strategic Holdings Ltd	Diversified Financials	2,000	29,000
Kingboard Chemicals Holdings Ltd	Technology Hardware & Equipment	13,243	55,251
Swire Pacific Ltd ‘A’	Real Estate	5,334	72,445
Wharf Holdings Ltd	Real Estate	8,970	48,323
Wheelock & Co Ltd	Real Estate	30,250	88,486
			402,266
Hungary – 0.3%
MOL Hungarian Oil and Gas NyRt	Energy	387	51,760
			51,760
Ireland – 1.4%
Anglo Irish Bank PLC	Banks	4,711	66,344
Irish Life & Permanent PLC	Insurance	3,677	58,689
Kerry Group PLC – A	Food & Beverage	4,610	123,562
			248,595
Italy – 2.0%
Fiat SPA	Automobiles & Components	9,923	232,074
Terna Rete Elettrica Nazionale SpA	Utilities	28,516	119,203
			351,277

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY / SECURITY	INDUSTRY	SHARES	VALUE
Japan – 19.2%
Alps Electric Co Ltd	Technology Hardware & Equipment	2,518	$28,952
Aoyama Trading Co Ltd	Retailing	3,396	77,292
Asahi Kasei Corporation	Materials	9,000	55,238
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	2,900	125,817
Chuo Mitsui Trust Holdings Inc	Banks	19,194	133,814
COMSYS Holdings Corp	Capital Goods	6,000	51,860
Dai Nippon Printing Co Ltd	Commercial Services & Supplies	6,828	99,923
Fuji Film Holdings Corp	Technology Hardware & Equipment	6,405	248,726
Honda Motor Co Ltd	Automobiles & Components	9,428	291,603
Kyocera Corporation	Technology Hardware & Equipment	1,179	94,205
Makita Corporation	Consumer Durables & Apparel	600	22,491
Mitsui Chemicals Inc	Materials	12,546	83,973
Nintendo Company Ltd	Software & Services	357	180,563
Nippon Express Co Ltd	Transportation	31,000	166,580
Nippon Sheet Glass Co Ltd	Capital Goods	15,000	69,263
Nippon Telegraph & Telephone Corp	Telecommunication Services	45	214,200
Nisshin Steel Co Ltd	Materials	7,000	23,323
ORIX Corporation	Diversified Financials	800	138,176
Ricoh Company Limited	Technology Hardware & Equipment	4,484	70,612
Sapporo Hokuyo Holdings Inc	Banks	4	33,462
SBI Holdings Inc	Diversified Financials	117	27,531
Seiko Epson Corp	Technology Hardware & Equipment	3,601	88,071
Seino Holdings Corp	Transportation	10,801	73,545
Sekisui House Limited	Consumer Durables & Apparel	22,259	249,502
Sony Corporation	Consumer Durables & Apparel	779	36,808
Suzuken Company Limited	Health Care Equipment & Services	5,100	186,405
TDK Corp	Technology Hardware & Equipment	2,000	128,570
Tokyo Steel Mfg Co Ltd	Materials	10,883	108,798
Toppan Printing Company Ltd	Commercial Services & Supplies	14,154	141,960
Toyo Seikan Kaisha Limited	Materials	4,861	88,804
			3,340,067
Malaysia – 0.4%
YTL Power International BHD	Utilities	85,500	66,812
			66,812
Netherlands – 5.3%
Fugro NV – CVA	Energy	1,777	121,299
ING Groep NV – CVA	Diversified Financials	5,946	192,937
Koninklijke Ahold NV (a)	Food & Staples Retailing	3,696	48,236
Koninklijke DSM NV	Materials	1,870	78,617
SNS Reaal	Diversified Financials	10,990	207,343
TNT NV	Transportation	4,280	158,035
Unilever NV – CVA	Food & Beverage	3,659	118,830
			925,297
New Zealand – 0.8%
Kiwi Income Property Trust	Real Estate	57,736	58,907
Telecom Corp of New Zealand Ltd	Telecommunication Services	25,813	80,999
			139,906

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY / SECURITY	INDUSTRY	SHARES	VALUE
Norway – 3.3%
Fred Olsen Energy ASA	Energy	501	$24,800
Norsk Hydro ASA	Materials	10,450	124,502
Orkla ASA	Capital Goods	4,301	56,617
Petroleum Geo-Services ASA	Energy	2,262	48,638
StatoilHydro ASA	Energy	12,258	320,937
			575,494
Poland – 0.3%
Polish Oil & Gas	Energy	10,712	19,505
Telekomunikacja Polska SA	Telecommunication Services	3,070	29,305
			48,810
Portugal – 0.3%
Banco Espirito Santo SA – Reg	Banks	2,888	50,638
			50,638
Singapore – 0.8%
DBS Group Holdings Ltd.	Banks	3,000	37,418
Jardine Cycle & Carriage Ltd	Retailing	6,817	95,223
			132,641
South Korea – 1.4%
GS Holdings Corp	Energy	1,046	44,981
Hana Financial Holdings	Banks	568	27,882
Industrial Bank of Korea	Banks	1,377	25,340
Korea Zinc Co Ltd	Materials	294	34,067
KT Corp	Telecommunication Services	555	29,758
LG Corp	Capital Goods	494	28,648
LG Electronics Inc	Consumer Durables & Apparel	243	23,585
Woori Finance Holdings Co Ltd	Banks	1,219	22,281
			236,542
Spain – 4.9%
Banco Santander SA	Banks	19,907	348,681
Corporacion Financiera Alba	Diversified Financials	386	22,568
Gas Natural SDG SA	Utilities	2,509	137,932
Telefonica SA	Telecommunication Services	11,881	345,899
			855,080
Sweden – 2.0%
Electrolux AB – Ser B	Consumer Durables & Apparel	1,483	23,193
Scania AB – B Shs	Capital Goods	8,700	179,466
SSAB Svenskt Stal AB – Ser A	Materials	2,100	55,342
SSAB Svenskt Stal AB – Ser B	Materials	1,050	25,212
TeliaSonera AB	Telecommunication Services	7,000	61,852
			345,065
Switzerland – 5.3%
Lonza Group AG – Reg	Pharma, Biotech & Life Sciences	2,191	280,207
Novartis AG – Reg Shs	Pharma, Biotech & Life Sciences	2,093	105,667
Rieter Holding AG	Automobiles & Components	63	22,750
Sonova Holding AG	Health Care Equipment & Services	1,050	93,535
Swiss Reinsurance – Reg	Insurance	3,676	275,230
The Swatch Group AG – B	Consumer Durables & Apparel	430	115,688
The Swatch Group AG – Reg	Consumer Durables & Apparel	516	26,969
			920,046

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY / SECURITY	INDUSTRY	SHARES	VALUE
Taiwan – 0.3%
Chi Mei Optoelectronics Corp	Technology Hardware & Equipment	24,000	$28,297
China Steel Corp	Materials	20,942	29,625
			57,922
Turkey – 0.3%
Eregli Demir ve Celik Fabrikalari TAS	Materials	3,104	19,635
Trakya Cam Sanayii AS	Capital Goods	10,171	19,784
Turkiye Vakiflar Bankasi T – D	Banks	7,424	18,679
			58,098
United Kingdom – 18.9%
3i Group PLC	Diversified Financials	8,016	150,093
Barclays PLC	Banks	13,190	124,475
BG Group PLC	Energy	9,220	203,357
Carphone Warehouse Group PLC	Retailing	27,698	182,329
Collins Stewart PLC	Diversified Financials	13,547	37,521
Cookson Group PLC	Capital Goods	3,082	34,212
Drax Group PLC	Utilities	5,784	58,303
Emap PLC	Media	3,655	67,340
GlaxoSmithKline PLC	Pharma, Biotech & Life Sciences	7,231	171,331
HBOS PLC	Banks	17,520	244,057
Home Retail Group	Retailing	29,093	164,849
HSBC Holdings PLC	Banks	1,616	24,239
Man Group PLC	Diversified Financials	8,875	97,687
Old Mutual PLC	Insurance	84,252	210,132
Royal Bank of Scotland Group PLC	Banks	42,167	324,996
Stagecoach Group PLC	Transportation	37,103	178,889
Standard Life PLC	Insurance	11,127	48,014
Unilever PLC	Food & Beverage	11,963	394,238
Vodafone Group PLC	Telecommunication Services	148,260	518,509
WM Morrison Supermarkets PLC	Food & Staples Retailing	10,788	64,891
			3,299,462
Total Common Stocks (Cost $18,860,579)			17,084,488

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

COUNTRY / SECURITY	INDUSTRY	SHARES	VALUE
Repurchase Agreements – 2.9%
State Street Bank & Trust,
dated 1/31/2008, 1.60% due
2/1/2008, maturity amount
$511,268 (collateralized by
U.S. Government Agency
Obligations, Freddie Mac,
3.25%, 3/14/2008, market
value $526,500)	Repurchase Agreements	511,245	511,245
Total Repurchase Agreements (Cost $511,245)			511,245
Total Investments — 101.0% (Cost $19,371,824) (b)			17,595,733
Other Liabilities, less assets — (1.0%)			(181,984)
Net Assets — 100.0%			$17,413,749
______________
(a)	Non-income producing security
(b)

The aggregate cost for federal income tax purposes is $19,463,112. The aggregate gross unrealized appreciation is $391,144 and the aggregate gross unrealized depreciation is $2,258,523, resulting in net unrealized depreciation of $1,867,379.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2008, the Fund returned 6.55%, approximately in line with the Lehman Brothers Intermediate Aggregate Index (LBIA) return of 6.75%.

The Fund’s performance relative to the index was hurt by its underweight position in mortgage-backed securities, and by its investment in certificates of deposit. Certificates of deposit issued by community development banks and credit unions play an important role in providing capital to underserved communities.

The Fund’s relative performance was helped by its selection of strong-performing corporate bonds and by its investments in government-related securities. Fund performance was helped by its selection of government agency bonds. The Fund uses these bonds as a proxy for Treasuries, which are excluded by Domini’s Global Investment Standards because they help pay for nuclear weapons.

The Domini Social Bond Fund is designed to use the power of fixed-income investing to revitalize struggling communities. The Fund seeks investments that increase access to capital for those historically underserved by mainstream financial services providers, that create public goods for those most in need, and that use financial innovation in the service of the economically disadvantaged. All holdings are evaluated using Domini’s Global Investment Standards.

The Fund invests primarily in intermediate-maturity, investment-grade fixed-income securities issued by government agencies, corporations, and other institutions, with a particular focus on mortgage-backed securities that help provide affordable housing. Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Fannie Mae and Freddie Mac are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. (Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Macs and Fannie Maes are backed by their respective issuer only, and are not guaranteed or insured by the U.S. government or the U.S. Treasury.)

The Fund seeks to invest in debt instruments that support affordable housing, small business development, community revitalization, rural development, education, the environment, and healthcare. The Fund may invest up to 10% of its assets in community development financial institutions, community loan funds, and similar institutions. Some of the

Fund’s community development investments may be unrated, illiquid, and carry greater credit risks than its other investments.

The bar chart below provides information as of January 31, 2008, about the percentage of the Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS)

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. Investment return, principal value, and yield of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

______________

The holdings mentioned above are described in the Fund’s Portfolio of Investments at January 31, 2008, included herein. The composition of the Fund’s portfolio is subject to change.

46	Domini Social Bond Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Bond Fund (DSBFX)	Lehman Brothers Intermediate Aggregate Index (LBIA)
As of 12-31-07	1 Year	6.00%	7.02%
	5 Year	3.20%	4.22%
	Since Inception(1)	5.48%	6.35%
As of 1-31-08	1 Year	8.34%	8.87%
	5 Year	3.68%	4.56%
	Since Inception(1)	5.70%	6.52%

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI SOCIAL BOND FUND INVESTOR SHARES AND LBIA

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 1.48% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.95% of net assets.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed income securities. Investors cannot invest directly in the LBIA.

______________
(1)	Since June 1, 2000

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/08

Domini Social Bond Fund — Performance Commentary	47

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
U.S. Government Agency Obligations — 18.5%
FANNIE MAE:
5.000%, 5/11/2017	$1,966,000	$2,093,342
5.000%, 10/15/2011	2,845,000	3,033,481
FEDERAL AGRICULTURE MORTGAGE CORPORATION:
6.680%, 6/10/2014	1,000,000	1,169,257
FEDERAL FARM CREDIT BANK:
6.300%, 6/6/2011	250,000	276,389
FEDERAL HOME LOAN BANK:
6.625%, 11/15/2010	465,000	510,204
7.375%, 2/12/2010	500,000	545,534
FREDDIE MAC:
5.500%, 9/15/2011	3,717,000	4,024,400
U.S. SMALL BUSINESS ADMINISTRATION:
2003-10C 1, 3.530%, 5/1/2013	268,665	269,128
2003-20D 1, 4.760%, 4/1/2023	410,298	419,988
2003-20E 1, 4.640%, 5/1/2023	415,913	423,475
2003-20F 1, 4.070%, 6/1/2023	346,202	337,389
2003-20G 1, 4.350%, 7/1/2023	196,465	197,803
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $12,510,559)		13,300,390
U.S. Government Agency Mortgage Securities — 43.7%
FANNIE MAE:
13743, 6.940%, VR, 11/1/2019	8,892	9,428
250168, 8.000%, 12/1/2009	13,583	13,962
252120, 7.500%, 8/1/2025	34,599	37,458
402999, 7.000%, VR, 10/1/2027	4,582	4,692
526882, 7.353%, VR, 2/1/2029	8,793	8,938
696355, 5.500%, 3/1/2033	1,043,338	1,059,242
789089, 5.500%, 8/1/2019	452,050	463,757
892917, 6.500%, 8/1/2036	1,753,224	1,820,504
895098, 7.000%, 8/1/2036	1,635,506	1,722,417
937881, 5.500%, 6/1/2022	1,366,268	1,399,810
387231, 5.010%, 1/1/2015	1,045,270	1,072,284
FANNIE MAE CMO:
1990-99 K, 6.500%, 8/25/2020	14,197	15,162
1993-106 Z, 7.000%, 6/25/2013	6,300	6,649
2003-66 MB, 3.500%, 5/25/2023	512,590	497,252
2003-73 GA, 3.500%, 5/25/2031	597,796	579,922
2005-M1 A, 4.479%, 10/26/2031	231,037	234,195
FREDDIE MAC:
845025, 6.158%, VR, 12/1/2018	17,525	17,946
A18404, 5.500%, 2/1/2034	498,596	505,464
A30028, 6.000%, 11/1/2034	243,790	250,425
A51729, 6.500%, 8/1/2036	1,552,734	1,613,694
A62612, 5.500%, 6/1/2037	1,360,919	1,378,261
B11108, 5.500%, 11/1/2018	830,721	852,385
B11109, 4.500%, 11/1/2018	1,021,348	1,022,164
C77635, 5.500%, 2/1/2033	1,064,854	1,080,206
A69304, 5.500%, 11/1/2037	698,116	707,013

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
U.S. Government Agency Mortgage Securities (continued)
FREDDIE MAC CMO:
1208 D, 3.490%, VR, 2/15/2022	$19,207	$19,200
2302 J, 6.500%, 4/15/2031	81,885	85,447
2628 LE, 3.250%, 6/15/2033	423,365	415,339
GINNIE MAE CMO:
2001-34, 6.378%, VR, 10/16/2020	301,392	306,894
2002-26 C, 6.007%, VR, 2/16/2024	414,632	425,464
2002-37 C, 5.878%, 6/16/2024	679,564	704,320
2002-9, 5.881%, 3/16/2024	91,261	91,590
2003-36 C, 4.254%, 2/16/2031	602,111	606,466
2003-78 C, 5.374%, VR, 2/16/2031	1,000,000	1,044,106
2004-6 C, 4.660%, 7/16/2033	1,000,000	1,017,142
2004-77 AB, 4.368%, 11/16/2030	758,129	766,836
2005-42 B, 4.571%, 9/15/2027	1,000,000	1,016,917
2005-67 B, 4.751%, 10/16/2026	1,000,000	1,021,731
2005-79 A, 3.998%, 10/16/2033	850,004	854,555
2005-87, 4.449%, 3/16/2025	892,861	903,846
2005-89, 4.811%, 5/16/2027	945,103	964,495
2005-90, 3.760%, 9/16/2028	937,818	939,288
2006-05 A, 4.241%, 7/16/2029	910,141	918,865
2006-3 A, 4.212%, VR, 1/16/2028	935,316	943,734
2006-9 B, 5.269%, 3/16/2037	1,000,000	1,034,464
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
2038, 8.500%, 7/20/2025	8,830	9,753
2380, 8.500%, 2/20/2027	13,819	15,205
3233, 5.500%, 5/20/2017	476,950	488,249
615760, 5.500%, 8/15/2028	404,865	414,166
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES (COST $32,163,415)		31,381,302
Corporate Obligations — 22.6%
American Express, 6.150%, 8/28/2017	700,000	724,016
Bank of America Corporation, 7.400%, 1/15/2011	700,000	762,090
Bank of New York Mellon-Mtn, 4.950%, 11/1/2012	700,000	718,438
CenterPoint Energy, Inc., 7.875%, 4/1/2013	700,000	791,011
Cisco Systems Inc., 5.500%, 2/22/2016	600,000	621,065
CIT Group Inc., 5.600%, 4/27/2011	700,000	676,688
Citigroup Inc., 5.300%, 1/7/2016	700,000	699,431
Clorox, 5.450%, 10/15/2012	700,000	717,828
Coca-Cola Co, 5.350%, 11/15/2017	700,000	734,430
Comcast Corporation, 4.950%, 6/15/2016	600,000	568,408
Goldman Sachs Group Inc., 5.350%, 1/15/2016	600,000	607,346
IBM Corp, 5.700%, 9/14/2017	700,000	736,711
Johnson & Johnson, 5.550%, 8/15/2017	700,000	759,539
JP Morgan Chase & Co, 6.625%, 3/15/2012	700,000	753,149
Kimberly-Clark, 6.125%, 8/1/2017	700,000	753,713
Lehman Brothers Holdings Inc., 5.625%, 1/24/2013	700,000	709,805
Northern Trust Company, 5.200%, 11/9/2012	700,000	729,287
SBC Communications, 5.100%, 9/15/2014	600,000	603,612
Time Warner Companies Inc., 5.500%, 11/15/2011	700,000	707,489
Travelers Cos Inc., 5.375%, 6/15/2012	700,000	719,230
United Parcel Service, 4.500%, 1/15/2013	700,000	718,549

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
Corporate Obligations (continued)
Verizon Communications, 5.550%, 2/15/2016	$700,000	$715,393
Wachovia Corporation, 5.300%, 10/15/2011	700,000	719,334
TOTAL CORPORATE OBLIGATIONS (COST $15,763,026)		16,246,562
Corporate Mortgage Securities — 4.7%
BOAMS 2003-8 2A4, 4.750%, 11/25/2018	1,460,283	1,457,016
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035	1,545,855	1,589,657
WFMBS 2003-8 A7, 4.500%, 8/25/2018	389,487	359,338
TOTAL CORPORATE MORTGAGE SECURITIES (COST $1,926,091)		3,406,011
State & Municipal Obligations — 5.2%
City of Cleveland, OH, 4.350%, 12/1/2011 (Insurer: AMBAC)	500,000	507,360
City of Zion, IL, 6.250%, 12/1/2012 (Insurer: FGIC)	250,000	268,533
Hudson County, NJ, Improvement Authority, 7.240%, 9/1/2008 (Insurer: AMBAC)	195,000	198,730
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009 (Insurer: AMBAC)	175,000	184,174
Kentucky State Property and Buildings Commission, 3.960%, 10/1/2009 (Insurer: MBIA)	300,000	301,134
Los Angeles, CA, Community Redevelopment Agency, 6.600%, 9/1/2020 (Insurer: FSA)	515,000	555,015
New Jersey Economic Development Authority, 3.700%, 4/1/2008 (Insurer: AMBAC)	200,000	199,980
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	411,832
Pennsylvania Economic Development Financing Authority, 5.650%, 6/1/2015 (Insurer: FGIC)	380,000	396,986
State of Mississippi, 3.510%, 11/1/2009	500,000	499,480
Yazoo County, MS, 4.200%, 9/1/2008 (Insurer: AMBAC)	225,000	225,601
TOTAL STATE & MUNICIPAL OBLIGATIONS (COST $3,737,280)		3,748,825
Certificates of Deposit — 4.0%
Albina Community Bank, 4.410%, 7/29/2008 (a)	100,000	100,000
Appalachian Federal Credit Union, 5.000%, 4/17/2008 (a)	100,000	100,000
Central Bank of Kansas City, 4.680%, 5/30/2008 (a)	100,000	100,000
Citizens Savings Bank & Trust, 5.100%, 4/30/2008 (a)	100,000	100,000
City First Bank of D.C., 4.940%, 2/5/2008 (a)	100,000	100,000
City National Bank of Newark, NJ, 4.400%, 11/14/2008 (a)	100,000	100,000
Community Commerce Bank, 5.000%, 6/1/2008 (a)	100,000	100,000
Communitywide Federal Credit Union, 4.700%, 1/15/2009 (a)	100,000	100,000
Dakotaland Federal Credit Union, 5.000%, 4/22/2008 (a)	100,000	100,000
Delta Southern Bank, 4.500%, 6/21/2008 (a)	100,000	100,000
Elk Horn Bank & Trust, 4.890%, 3/20/2008 (a)	100,000	100,000
First Delta Federal Credit Union, 3.750%, 7/29/2008 (a)	100,000	100,000
First National Bank of the Delta, N.A., 4.500%, 6/24/2008 (a)	100,000	100,000
Harbor Bank of Maryland, 4.250%, 7/25/2008 (a)	100,000	100,000
Latino Community Credit Union, 5.150%, 5/30/2008 (a)	100,000	100,000
Legacy Bank, 4.750%, 7/26/2008 (a)	100,000	100,000
Liberty Bank and Trust Co., 4.800%, 12/5/2008 (a)	100,000	100,000
Louisville Community Development Bank, 3.750%, 6/25/2008 (a)	100,000	100,000
Mission Community Bank, 3.900%, 12/3/2008 (a)	100,000	100,000
Neighborhood National Bank, 4.500%, 6/1/2008 (a)	100,000	100,000

DOMINI SOCIAL BOND FUND / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE (NOTE 1)
Certificates of Deposit (continued)
New Resource Bank, 4.000%, 6/25/2008 (a)	$100,000	$100,000
Northside Community Federal Credit Union, 4.500%, 6/28/2008 (a)	100,000	100,000
One United Bank, 4.500%, 2/27/2008 (a)	100,000	100,000
Opportunities Credit Union, 3.000%, 7/21/2008 (a)	100,000	100,000
Santa Cruz Community Credit Union, 4.650%, 3/1/2008 (a)	100,000	100,000
Self-Help Credit Union, 4.300%, 12/12/2008 (a)	100,000	100,000
Shore Bank Pacific, 4.200%, 11/6/2008 (a)	100,000	100,000
University National Bank, 4.570%, 7/26/2008 (a)	100,000	100,000
Wainwright Bank & Trust Co., 5.030%, 4/4/2008 (a)	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (COST $2,900,000)		2,900,000
Cash Equivalents — 0.8%
Investment in Repurchase Agreements:
State Street Bank & Trust, dated 1/31/2008, 1.60% due 2/1/2008, maturity amount $262,389 (collateralized by U.S. Government Agency Obligations, Freddie Mac, 3.25% 3/14/2008, market value $268,313)	262,377	262,377
Money Market Demand Accounts:
Self-Help Credit Union, 4.320%, 2/1/2008 (a)	234,187	234,187
University National Bank, 2.320%, 2/1/2008 (a)	110,246	110,246
TOTAL CASH EQUIVALENTS (COST $606,810)		606,810
Total Investments — 99.5% (COST $69,607,181) (b)		71,589,900
Other Assets, less liabilities — 0.5%		376,181
Net Assets — 100.0%		$71,966,081
______________
(a)

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b)

The aggregate cost for book and federal income purposes is $69,607,181. The aggregate gross unrealized appreciation is $2,093,071, and the aggregate gross unrealized depreciation is $110,352, resulting in net unrealized appreciation of 1,982,719.

AMBAC - American Municipal Bond Assurance Corporation

CMO - Collateralized Mortgage Obligation

FGIC - Financial Guarantee Insurance Company

FSA – Financial Security Assurance Company

MBIA - Municipal Bond Investors Assurance

VR - Variable interest rate. Rate shown is that on January 31, 2008.

144A - Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS

EXPENSE EXAMPLE

As a shareholder of the Domini Funds, you incur two types of costs:

•

Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of fund shares held less than 60 days.

•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on August 1, 2007, and held through January 31, 2008.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.
•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.
•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 8/1/2007	Ending Account Value as of 1/31/2008	Expenses Paid During Period 8/01/2007 – 1/31/2008
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$915.70	$5.54[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.36	$5.84[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$917.70	$4.10[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.86	$4.32[1]
Domini European Social Equity Fund	Actual Expenses	$1,000.00	$866.70	$7.51[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.09	$8.11[2]
Domini PacAsia Social Equity Fund	Actual Expenses	$1,000.00	$914.60	$7.70[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.09	$8.11[3]
Domini European PacAsia Social Equity Fund	Actual Expenses	$1,000.00	$896.30	$7.63[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.09	$8.11[4]
Domini Social Bond Fund	Actual Expenses	$1,000.00	$1,065.50	$4.93[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.36	$4.82[5]
[1]

Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Investor shares, or 0.85% for Class R shares, multiplied by average account value over the period, multiplied by 184, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 184, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

[3]

Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 184, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini PacAsia Social Equity Trust, the underlying portfolio in which the Fund invests.

[4]

Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 184, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini European PacAsia Social Equity Trust, the underlying portfolio in which the Fund invests.

[5]	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 184, and divided by 366.

Domini Funds — Expense Example	53

THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)

ASSETS:
Investments at cost
Investments at value
Foreign currency, at value (cost $0, $0, $53,252, and $1,281, respectively)
Receivable for securities sold
Dividend, interest, and tax reclaim receivables
Total assets
LIABILITIES:
Payable for securities purchased
Management fee payable
Other accrued expenses
Total liabilities
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini European PacAsia Social Equity Trust
ASSETS:
Investments at cost	$1,039,758,128	$118,714,235	$32,361,506	$19,371,824
Investments at value	$1,092,003,618	$108,560,269	$30,366,742	$17,595,733
Foreign currency, at value (cost $0, $0, $53,252, and $1,281, respectively)	—	—	53,795	1,286
Receivable for securities sold	—	2,719,486	—	84,366
Dividend, interest, and tax reclaim receivables	1,362,491	335,107	62,715	32,454
Total assets	1,093,366,109	111,614,862	30,483,252	17,713,839
LIABILITIES:
Payable for securities purchased	—	341,123	—	287,616
Management fee payable	277,070	72,427	19,485	10,688
Other accrued expenses	118,328	294,547	3,636	1,786
Total liabilities	395,398	708,097	23,121	300,090
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,092,970,711	$110,906,765	$30,460,131	$17,413,749

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign taxes of $0,$61,648, $36,029 and $8,440, respectively)
Interest income
Investment income
EXPENSES:
Management fee
Custody fees
Professional fees
Trustees fees
Shareholder communication
Miscellaneous
Total expenses
Fees waived
Net expenses .
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments
Foreign currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Trust	Domini European Social Equity Trust	Domini PacAsia Social Equity Trust	Domini European PacAsia Social Equity Trust
INVESTMENT INCOME:
Dividends (net of foreign taxes of $0,$61,648, $36,029 and $8,440, respectively)	$12,129,984	$2,424,748	$386,339	$290,707
Interest income	93,295	12,933	6,808	3,903
Investment income	12,223,279	2,437,681	393,147	294,610
EXPENSES:
Management fee	1,857,024	483,563	112,317	62,072
Custody fees	102,355	183,202	70,224	62,536
Professional fees	21,961	77,461	11,726	11,856
Trustees fees	23,832	12,728	2,340	299
Shareholder communication	9,564	24,984	2,846	9,456
Miscellaneous	2,605	40,334	300	214
Total expenses	2,017,341	822,272	199,753	146,433
Fees waived	(34,734)	—	(81,608)	(81,949)
Net expenses	1,982,607	822,272	118,145	64,484
NET INVESTMENT INCOME (LOSS)	10,240,672	1,615,409	275,002	230,126
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments	(48,118,309)	1,669,956	191,011	(508,710)
Foreign currency	—	(6,392)	(58,009)	(33,216)
Net realized gain (loss)	(48,118,309)	1,663,564	133,002	(541,926)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(57,651,717)	(20,585,418)	(3,108,567)	(1,463,628)
Translation of assets and liabilities in foreign currencies.	—	17,895	1,031	(86)
Net change in unrealized appreciation (depreciation)	(57,651,717)	(20,567,523)	(3,107,536)	(1,463,714)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY	(105,770,026)	(18,903,959)	(2,974,534)	(2,005,640)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(95,529,354)	$(17,288,550)	$(2,699,532)	$(1,775,514)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST
DOMINI EUROPEAN SOCIAL EQUITY TRUST
DOMINI PACASIA SOCIAL EQUITY TRUST
DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Trust
	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$10,240,672	$20,214,279
Net realized gain (loss)	(48,118,309)	363,584,469
Net change in unrealized appreciation (depreciation)	(57,651,717)	(171,583,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,529,354)	212,215,023
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	67,455,206	149,773,706
Reductions	(175,025,703)	(473,539,053)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(107,570,497)	(323,765,347)
Total Increase (Decrease) in Net Assets	(203,099,851)	(111,550,324)
NET ASSETS:
Beginning of period	1,296,070,562	1,407,620,886
End of period	$1,092,970,711	$1,296,070,562

	Domini European Social Equity Trust		Domini PacAsia Social Equity Trust		Domini European PacAsia Social Equity Trust
	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCE- MENT OF OPERATIONS) THROUGH JULY 31, 2007	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCE- MENT OF OPERATIONS) THROUGH JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,615,409	$3,975,309	$275,002	$147,548	$230,126	$232,992
Net realized gain (loss)	1,663,564	10,025,162	133,002	69,376	(541,926)	59,488
Net change in unrealized appreciation (depreciation)	(20,567,523)	6,760,180	(3,107,536)	1,114,179	(1,463,714)	(312,841)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,288,550)	20,760,651	(2,699,532)	1,331,103	(1,775,514)	(20,361)
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	14,926,266	78,695,157	9,140,144	26,495,325	6,506,308	14,712,073
Reductions	(20,234,044)	(21,885,599)	(2,986,730)	(820,179)	(1,381,957)	(626,800)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(5,307,778)	56,809,558	6,153,414	25,675,146	5,124,351	14,085,273
Total Increase (Decrease) in Net Assets	(22,596,328)	77,570,209	3,453,882	27,006,249	3,348,837	14,064,912
NET ASSETS:
Beginning of period	133,503,093	55,932,884	27,006,249	—	14,064,912	—
End of period	$110,906,765	$133,503,093	$30,460,131	$27,006,249	$17,413,749	$14,064,912

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI SOCIAL EQUITY TRUST

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		YEAR ENDED JULY 31,
			2007		2006		2005		2004		2003
Net assets (in millions)	$1,093		$1,296		$1,408		$1,612		$1,527		$1,318
Total return	(8.05)%		16.00%		1.46%		11.48%		12.01%		12.13%
Ratio of net investment income (loss) to average net assets (annualized)	1.65%		1.44%		1.48%		1.92%		1.25%		1.32%
Ratio of expenses to average net assets (annualized)	0.32	%(1)	0.30	%(1)(2)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)
Portfolio turnover rate	37%		126%		12%		9%		8%		8%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the six months ended January 31, 2008, 0.01% for the year ended July 31, 2007, and 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.33% for the six months ended January 31, 2008, 0.31% for the year ended July 31, 2007, and 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, 0.24%, and 0.23% for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

DOMINI EUROPEAN SOCIAL EQUITY TRUST

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
Net assets (in millions)	$111	$134		$56
Total return	(13.21)%	27.45%		25.96	%*
Ratio of net investment income (loss) to average net assets (annualized)	2.51%	3.75%		3.92%
Ratio of expenses to average net assets (annualized)	1.28%	0.88	%(1)(2)	0.88	%(1)(2)
Portfolio turnover rate	45%	88%		69	%*

*	Not Annualized
(1)

Reflects a fee waiver by the Manager of 0.07% for the year ended July 31, 2007, and 0.47% for the period ended July 31, 2006. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 0.96% for the year ended July 31, 2007, and 1.35% for the period ended July 31, 2006.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.83% for the year ended July 31, 2007, and 0.77% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

DOMINI PACASIA SOCIAL EQUITY TRUST

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Net assets (in millions)	$30		$27
Total return	(8.16)%		7.14	%*
Ratio of net investment income (loss) to average net assets (annualized)	1.84%		1.30%
Ratio of expenses to average net assets (annualized)	0.79	%(1)	0.89	%(1)(2)
Portfolio turnover rate	45%		41	%*

*	Not Annualized
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.54% for the six months ended January 31, 2008, and 1.19% for the period ended July 31, 2007. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 1.33% for the six months ended January 31, 2008, and 2.08% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Net assets (in millions)	$17		$14
Total return	(10.00)%		4.38	%*
Ratio of net investment income (loss) to average net assets (annualized)	2.78%		4.82%
Ratio of expenses to average net assets (annualized)	0.78	%(1)	0.86	%(1)(2)
Portfolio turnover rate	40%		46	%*

*	Not Annualized
(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.99% for the six months ended January 31, 2008, and 2.96% for the period ended July 31, 2007. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 1.77% for the six months ended January 31, 2008, and 3.82% for the period ended July 31, 2007.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

DOMINI EUROPEAN SOCIAL EQUITY TRUST

DOMINI PACASIA SOCIAL EQUITY TRUST

DOMINI EUROPEAN PACASIA SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Trust was organized as a trust under the laws of the State of New York on June 7, 1989, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Domini Social Trust consists of four separate series: Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini European PacAsia Social Equity Trust (formerly Domini EuroPacific Social Equity Trust) (each a “Trust” and collectively the “Trusts”). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trusts. Each Trust seeks to provide its shareholders with long-term total return.

The Domini Social Equity Trust was designated as a series of the Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The Domini European Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2005, and commenced investment operations on October 3, 2005. The Trust invests primarily in stocks of European companies that meet Domini’s social and environmental standards.

The Domini PacAsia Social Equity Trust was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of Asia-Pacific companies that meet Domini’s social and environmental standards.

The Domini European PacAsia Social Equity Trust (formerly Domini EuroPacific Social Equity Trust) was designated as a series of the Domini Social Trust on August 1, 2006, and commenced investment operations on December 27, 2006. The Trust invests primarily in stocks of European and Asia-Pacific companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trusts’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trusts’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

(B) Repurchase Agreements. The Trusts may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trusts require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Notes to Financial Statements	65

The Trusts do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Trusts purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(E) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Trusts.

(F) Federal Taxes. The Trusts will be treated as partnerships for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trusts will be taxed on their share of the applicable Trust’s ordinary income and capital gains. It is intended that the Trusts will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

66	Notes to Financial Statements

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trusts. For its services under the Management Agreements, Domini receives from each Trust a fee accrued daily and paid monthly at the annual rate below of the respective Trusts’ average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed, and
0.18% of net assets managed in excess of $2.5 billion
Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion
Domini European Social Equity Trust,	0.75% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Trust, and	0.70% of the next $250 million of net assets managed, and
Domini European PacAsia Social Equity Trust	0.65% of net assets managed in excess of $500 million

For the six months ended January 31, 2008, Domini voluntarily waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED
Domini Social Equity Trust	$ 34,734	—
Domini European Social Equity Trust	—	—
Domini PacAsia Social Equity Trust	$ 81,608	—
Domini European PacAsia Social Equity Trust	$ 62,072	$ 19,877

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to Domini Social Equity Trust.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2008, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, were as follows:

	PURCHASES	SALES
Domini Social Equity Trust	$452,489,335	$549,697,354
Domini European Social Equity Trust	57,048,638	61,598,515
Domini PacAsia Social Equity Trust	19,825,513	13,442,703
Domini European PacAsia Social Equity Trust	11,641,698	6,539,609

Notes to Financial Statements	67

4. OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of January 31, 2008, management of the Trusts is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

68	Notes to Financial Statements

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

STATEMENTS OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)

ASSETS:
Investment in Portfolio, at value
Receivable for capital shares
Total assets
LIABILITIES:
Payable for capital shares
Distribution Payable
Sponsorship/Management fee payable
Distribution fee payable
Other accrued expenses
Total liabilities
NET ASSETS
NET ASSETS CONSIST OF:
Paid-in capital
Undistributed net investment income (loss)
Accumulated net realized gain (loss) from Portfolio
Net unrealized appreciation (depreciation) from Portfolio
NET ASSETS
NET ASSET VALUE PER SHARE
Investor Shares:
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*
Class R shares:
Net assets
Outstanding shares of beneficial interest
Net asset value and offering price per share*
______________
*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund
ASSETS:
Investment in Portfolio, at value	$940,808,630	$106,226,955	$29,362,724	$16,552,040
Receivable for capital shares	521,960	105,151	48,484	54,956
Total assets	941,330,590	106,332,106	29,411,208	16,606,996
LIABILITIES:
Payable for capital shares	1,021,522	1,285,487	103,927	—
Distribution Payable	32,232	12,087	—	—
Sponsorship/Management fee payable	358,269	23,091	6,255	3,382
Distribution fee payable	187,877	—	—	—
Other accrued expenses	168,844	31,654	27,906	7,921
Total liabilities	1,768,744	1,352,319	138,088	11,303
NET ASSETS	$939,561,846	$104,979,787	$29,273,120	$16,595,693
NET ASSETS CONSIST OF:
Paid-in capital	$940,681,879	$115,092,193	$31,455,438	$18,820,323
Undistributed net investment income (loss)	4,512,712	173,903	(234,127)	(34,443)
Accumulated net realized gain (loss) from Portfolio	(102,790,643)	(568,845)	(38,053)	(521,663)
Net unrealized appreciation (depreciation) from Portfolio	97,157,898	(9,717,464)	(1,910,138)	(1,668,524)
NET ASSETS	$939,561,846	$104,979,787	$29,273,120	$16,595,693
NET ASSET VALUE PER SHARE
Investor Shares:
Net assets	$887,467,144	$104,979,787	$29,273,120	$16,595,693
Outstanding shares of beneficial interest	30,068,700	9,028,235	3,069,257	1,838,196
Net asset value and offering price per share*	$29.51	$11.63	$9.54	$9.03
Class R shares:
Net assets	$52,094,702
Outstanding shares of beneficial interest	5,190,267
Net asset value and offering price per share*	$10.04

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)

INCOME:
Investment income from Portfolio (net of foreign taxes $0, $59,036, $34,660 and $7,988, respectively)
Expenses from Portfolio
Net investment income (loss) from Portfolio
EXPENSES:
Sponsor/Management fee
Distribution fees – Investor shares
Transfer agent fees
Printing
Miscellaneous
Professional fees
Registration fees
Trustees fees
Accounting fees
Total expenses
Fees waived and expenses reimbursed
Net expenses
NET INVESTMENT INCOME (LOSS)
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments
Foreign Currency
Net realized gain (loss)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments
Translation of assets and liabilities in foreign currencies
Net change in unrealized appreciation (depreciation)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

	Domini Social Equity Fund	Domini European Social Equity Fund	Domini PacAsia Social Equity Fund	Domini European PacAsia Social Equity Fund
INCOME:
Investment income from Portfolio (net of foreign taxes $0, $59,036, $34,660 and $7,988, respectively)	$10,574,283	$2,333,005	$378,433	$278,842
Expenses from Portfolio	(1,713,212)	(787,130)	(113,649)	(61,001)
Net investment income (loss) from Portfolio	8,861,071	1,545,875	264,784	217,841
EXPENSES:
Sponsor/Management fee	2,403,412	154,089	36,026	19,591
Distribution fees – Investor shares	1,261,736	154,089	36,026	19,591
Transfer agent fees	874,095	145,720	29,294	26,816
Printing	64,934	12,867	4,285	4,147
Miscellaneous	5,680	8,873	4,450	2,583
Professional fees	24,085	10,397	11,283	10,977
Registration fees	31,854	11,100	17,883	19,043
Trustees fees	22,687	2,614	528	303
Accounting fees	10,338	7,465	6,750	6,725
Total expenses	4,698,821	507,214	146,525	109,776
Fees waived and expenses reimbursed	(349,910)	(306,123)	(29,792)	(45,591)
Net expenses	4,348,911	201,091	116,733	64,185
NET INVESTMENT INCOME (LOSS)	4,512,160	1,344,784	148,051	153,656
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments	(41,603,805)	1,596,780	183,063	(481,560)
Foreign Currency	—	(6,114)	(55,881)	(31,431)
Net realized gain (loss)	(41,603,805)	1,590,666	127,182	(512,991)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments	(49,787,512)	(19,711,311)	(2,986,280)	(1,379,782)
Translation of assets and liabilities in foreign currencies	—	17,130	1,017	(83)
Net change in unrealized appreciation (depreciation)	(49,787,512)	(19,694,181)	(2,985,263)	(1,379,865)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO	(91,391,317)	(18,103,515)	(2,858,081)	(1,892,856)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(86,879,157)	$(16,758,731)	$(2,710,030)	$(1,739,200)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI EUROPEAN SOCIAL EQUITY FUND

DOMINI PACASIA SOCIAL EQUITY FUND

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Domini Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$4,512,160	$7,883,179
Net realized gain (loss) from Portfolio	(41,603,805)	311,713,708
Net change in unrealized appreciation (depreciation) from Portfolio	(49,787,512)	(153,726,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	(86,879,157)	165,870,208
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(95,593)	(7,476,620)
Class R shares	(610,669)	(555,388)
Distributions to shareholders from net realized gain:
Investor shares	(52,928,942)	—
Class R shares	(8,221,225)	—
Net Decrease in Net Assets from Distributions and/or Dividends	(61,856,429)	(8,032,008)
CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	46,567,145	106,056,177
Net asset value of shares issued in reinvestment of distributions and dividends	51,606,952	7,147,865
Redemption fees	33,634	31,677
Payments for shares redeemed	(141,599,696)	(291,821,985)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(43,391,965)	(178,586,266)

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund		Domini European PacAsia Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,344,784	$3,043,293	148,051	52,984	153,656	181,760
Net realized gain (loss) from Portfolio	1,590,666	9,508,539	127,182	65,487	(512,991)	56,020
Net change in unrealized appreciation (depreciation) from Portfolio	(19,694,181)	6,310,075	(2,985,263)	1,075,125	(1,379,865)	(288,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,758,731)	18,861,907	(2,710,030)	1,193,596	(1,739,200)	(50,879)
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(1,220,881)	(2,909,050)	(342,028)	(35,830)	(196,159)	(147,250)
Class R shares	—	—	—	—	—	—
Distributions to shareholders from net realized gain:
Investor shares	(11,305,889)	(1,977,345)	(288,026)	—	(91,142)	—
Class R shares	—	—	—	—	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(12,526,770)	(4,886,395)	(630,054)	(35,830)	(287,301)	(147,250)
CAPITAL SHARE TRANSACTIONS:
Investor Shares:
Proceeds from sale of shares	13,467,418	69,480,419	8,766,909	25,605,680	6,241,466	13,726,761
Net asset value of shares issued in reinvestment of distributions and dividends	11,101,175	3,616,408	428,060	13,705	272,215	138,361
Redemption fees	—	27,559	104	617	705	274
Payments for shares redeemed	(18,151,327)	(14,675,818)	(2,644,697)	(714,940)	(1,231,493)	(327,966)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,417,266	58,448,568	6,550,376	24,905,062	5,282,893	13,537,430

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Domini Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007
Class R Shares:
Proceeds from sale of shares	6,323,584	24,434,667
Net asset value of shares issued in reinvestment of distributions and dividends	8,831,894	555,264
Redemption fees	2,722	3,732
Payments for shares redeemed	(7,490,021)	(17,577,846)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,668,179	7,415,817
Total Decrease (Increase) in Capital Share Transactions	(35,723,786)	(171,170,449)
Total Increase (Decrease) in Net Assets	(184,459,372)	(13,332,249)
NET ASSETS:
Beginning of period	1,124,021,218	1,137,353,467
End of period	$939,561,846	$1,124,021,218
Undistributed net investment income (loss)	$4,512,712	$706,814
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	1,393,519	3,151,547
Issued in reinvestment of distributions and/or dividends	1,588,884	208,566
Redeemed	(4,270,189)	(8,747,440)
Net Increase (Decrease)	(1,287,786)	(5,387,327)
Class R Shares:
Sold	514,527	1,859,669
Issued in reinvestment of distributions and/or dividends	799,991	42,312
Redeemed	(627,175)	(1,386,593)
Net Increase (Decrease)	687,343	515,388

	Domini European Social Equity Fund		Domini PacAsia Social Equity Fund		Domini European PacAsia Social Equity Fund
	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007
Class R Shares:
Proceeds from sale of shares	—	—	—	—	—	—
Net asset value of shares issued in reinvestment of distributions and dividends	—	—	—	—	—	—
Redemption fees	—	—	—	—	—	—
Payments for shares redeemed	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	—	—	—	—	—
Total Decrease (Increase) in Capital Share Transactions	6,417,266	58,448,568	6,550,376	24,905,062	5,282,893	13,537,430
Total Increase (Decrease) in Net Assets	(22,868,235)	72,424,080	3,210,292	26,062,828	3,256,392	13,339,301
NET ASSETS:
Beginning of period	127,848,022	55,423,942	26,062,828	—	13,339,301	—
End of period	$104,979,787	$127,848,022	$29,273,120	$26,062,828	$16,595,693	$13,339,301
Undistributed net investment income (loss)	$173,903	$50,000	$(234,127)	$(40,150)	$(34,443)	$8,060
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	965,308	4,809,600	842,641	2,515,380	635,128	1,318,624
Issued in reinvestment of distributions and/or dividends	826,596	245,492	39,968	1,309	26,457	13,202
Redeemed	(1,348,466)	(976,912)	(262,219)	(67,822)	(124,504)	(30,711)
Net Increase (Decrease)	443,438	4,078,180	620,390	2,448,867	537,081	1,301,115
Class R Shares:
Sold	—	—	—	—	—	—
Issued in reinvestment of distributions and/or dividends	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net Increase (Decrease)	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND – INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008		YEAR ENDED JULY 31,
	(UNAUDITED)		2007		2006		2005		2004		2003
For a share outstanding for the period:
Net asset value, beginning of period	$34.00		$29.73		$29.74		$27.18		$24.55		$22.19
Income from investment operations:
Net investment income (loss)	0.14		0.23		0.23		0.34		0.15		0.14
Net realized and unrealized gain (loss) on investments	(2.83)		4.26		(0.02)		2.56		2.61		2.37
Total income from investment operations	(2.69)		4.49		0.21		2.90		2.76		2.51
Less dividends and distributions:
Dividends to shareholders from net investment income	0.00	*	(0.22)		(0.22)		(0.34)		(0.13)		(0.15)
Distributions to shareholders from net realized gain	(1.80)		—		—		—		—		—
Total distributions	(1.80)		(0.22)		(0.22)		(0.34)		(0.13)		(0.15)
Redemption fee proceeds**	—	*	—	*	—	*	—	*	—	*	—
Net asset value, end of period	$29.51		$34.00		$29.73		$29.74		$27.18		$24.55
Total return	(8.43)%		15.11%		0.72%		10.68%		11.24%		11.36%
Portfolio turnover† .	37%		126%		12%		9%		8%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$887		$1,066		$1,092		$1,271		$1,261		$1,099
Ratio of expenses to average net assets	1.15	%(1)	1.08	%(1)	0.95	%(1)	0.95	%(1)	0.94	%(1)	0.92	%(1)
Ratio of net investment income (loss) to average net assets	0.83%		0.66%		0.74%		1.20%		0.55%		0.63%

*	Amount represents less than 0.005 per share.
**	Redemption fee instituted on December 1, 2003.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.23% for the six months ended January 31, 2008, and 1.23%, 1.14%, 1.13%, 1.16%, and 1.26%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND – CLASS R SHARES

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		YEAR ENDED JULY 31,						FOR THE PERIOD NOVEMBER 28, 2003 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2004
			2007		2006		2005
For a share outstanding for the period:
Net asset value, beginning of period	$12.85		$11.25		$11.25		$10.28		$10.00
Income from investment operations:
Net investment income (loss)	0.09		0.12		0.11		0.15		0.07
Net realized and unrealized gain (loss) on investments	(0.97)		1.62		0.01		0.98		0.35
Total income from investment operations	(0.88)		1.74		0.12		1.13		0.42
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)		(0.14)		(0.12)		(0.16)		(0.14)
Distributions to shareholders from net realized gain	(1.80)		—		—		—		—
Total distributions	(1.93)		(0.14)		(0.12)		(0.16)		(0.14)
Redemption fee proceeds	—	*	—	*	—	*	—	*	—	*
Net asset value, end of period	$10.04		$12.85		$11.25		$11.25		$10.28
Total return	(8.23)%		15.43%		1.04%		11.04%		4.14	%**
Portfolio turnover†	37%		126%		12%		9%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$52		$58		$45		$60		$34
Ratio of expenses to average net assets	0.85	%(1)	0.78	%(1)	0.63	%(1)	0.62	%(1)	0.63	%(1)
Ratio of net investment income (loss) to average net assets	1.11%		0.89%		1.07%		1.35%		0.79%

*	Amount represents less than 0.005 per share
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.90% for the six months ended January 31, 2008, and 0.89%, 0.78%, 0.74%, and 0.86% for the periods ended July 31, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		YEAR ENDED JULY 31, 2007		FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
For a share outstanding for the period:
Net asset value, beginning of period	$14.89		$12.30		$10.00
Income from investment operations:
Net investment income (loss)	0.16		0.36		0.19
Net realized and unrealized gain (loss) on investments	(1.95)		2.88		2.31
Total income from investment operations	(1.79)		3.24		2.50
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.14)		(0.34)		(0.20)
Distributions to shareholders from net realized gain	(1.33)		(0.31)		—
Total distributions	(1.47)		(0.65)		(0.20)
Redemption fee proceeds	—	*	—	*	—	*
Net asset value, end of period	$11.63		$14.89		$12.30
Total return	(13.33)%		26.49%		25.11	%**
Portfolio turnover†	45%		88%		69%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$105		$128		$55
Ratio of expenses to average net assets	1.60	%(1)	1.60	%(1)	1.59	%(1)
Ratio of net investment income (loss) to average net assets	2.18%		3.02%		3.11%

*	Amount represents less than 0.005 per share.
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 2.10% for the six months ended January 31, 2008, 1.79% for the year ended July 31, 2007, and 1.87% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI PACASIA SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007 (UNAUDITED)
For a share outstanding for the period:
Net asset value, beginning of period	$10.64		$10.00
Income from investment operations:
Net investment income (loss)	0.06		0.02
Net realized and unrealized gain (loss) on investments	(0.94)		0.64
Total income from investment operations	(0.88)		0.66
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.02)
Distributions to shareholders from net realized gain	(0.10)		—
Total distributions	(0.22)		(0.02)
Redemption fee proceeds	—	*	—	*
Net asset value, end of period	$9.54		$10.64
Total return	(8.54)%		6.56	%**
Portfolio turnover†	45%		41.0%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$29		$26
Ratio of expenses to average net assets	1.60	%(1)	1.59	%(1)
Ratio of net investment income (loss) to average net assets	1.03%		0.48%

*	Amount represents less than 0.005 per share.
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Manager and Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 2.35% for the six months ended January 31, 2008, and 3.22% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		FOR THE PERIOD DECEMBER 27, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2007 (UNAUDITED)
For a share outstanding for the period:
Net asset value, beginning of period	$10.25		$10.00
Income from investment operations:
Net investment income (loss)	0.10		0.16
Net realized and unrealized gain (loss) on investments	(1.14)		0.22
Total income from investment operations	(1.04)		0.38
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.13)
Distributions to shareholders from net realized gain	(0.06)		—
Total distributions	(0.18)		(0.13)
Redemption fee proceeds	—	*	—	*
Net asset value, end of period	$9.03		$10.25
Total return	(10.37)%		3.82	%**
Portfolio turnover†	40%		0.46
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$17		$13
Ratio of expenses to average net assets	1.60	%(1)	1.58	%(1)
Ratio of net investment income (loss) to average net assets	1.96%		3.96%

*	Amount represents less than 0.005 per share.
**	Not annualized.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Manager and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 3.17% for the six months ended January 31, 2008, and 5.87% for the period ended July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND
DOMINI EUROPEAN SOCIAL EQUITY FUND
DOMINI PACASIA SOCIAL EQUITY FUND
DOMINI EUROPEAN PACASIA SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises five separate series: Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, Domini European PacAsia Social Equity Fund (formerly Domini EuroPacific Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included elsewhere in this report. Each Fund invests substantially all of its assets in the Domini Social Equity Trust, Domini European Social Equity Trust, Domini PacAsia Social Equity Trust, and Domini European PacAsia Social Equity Trust, respectively (the “Trusts”). The Trusts are diversified, open-end management investment companies having the same investment objectives as the respective Funds. The Trusts are each a series of Domini Social Trust. The values of such investments reflect the Funds’ proportionate interest in the net assets of the Trusts (approximately 86.1% of Domini Social Equity Trust, 95.8% of Domini European Social Equity Trust, 96.4% of Domini PacAsia Social Equity Trust, and 95.1% of Domini European PacAsia Social Equity Trust, respectively, at January 31, 2008). The financial statements of the Trusts are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Trusts is discussed in Note 1 of the Trusts’ Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Trust expenses, on their investments in the Trusts. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Trusts are allocated pro rata on a daily basis among the Funds and the other investors in the Trusts.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of fund shares held less than 60 days. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Trusts have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreements are discussed in Note 2(A) of the Trusts’ Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trusts on a day-to-day basis pursuant to Submanagement Agreements with Domini. Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor/Manager. Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) and a Management Agreement (with respect to the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund), Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini to the Trusts under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Trusts. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

84	Notes to Financial Statements

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion
Domini European Social Equity Fund	0.25% of the first $250 million of net assets managed,
Domini PacAsia Social Equity Fund, and	0.24% of the next $250 million of net assets managed, and
Domini European PacAsia Social Equity Fund	0.23% of net assets managed in excess of $500 million

Effective November 30, 2007, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.15% of the average daily net assets representing Investor shares and 0.85% of the average daily net assets representing Class R shares. For the period prior to November 30, 2007, similar arrangements were in effect. Since the inception of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund, Domini has reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund at no greater than 1.60% of each Fund’s average daily net assets. The waivers currently in effect are contractual and in effect until November 30, 2008, absent an earlier modification by the Board of Trustees, which oversees the Funds. For the six months ended January 31, 2008, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED
Domini Social Equity Fund	$349,910	$—
Domini European Social Equity Fund	154,089	8,642
Domini PacAsia Social Equity Fund	4,266	—
Domini European PacAsia Social Equity Fund	19,591	7,415

(D) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the six months ended January 31, 2008, fees waived were $0, $143,392, $25,526, and $18,585 for the Domini Social Equity Fund, Domini European Social Equity Fund, Domini PacAsia Social Equity Fund, and Domini European PacAsia Social Equity Fund, respectively.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2008, additions and reductions in the Funds’ investment in the Trusts were as follows:

Notes to Financial Statements	85

	ADDITIONS	REDUCTIONS
Domini Social Equity Fund	$53,252,098	$154,939,196
Domini European Social Equity Fund	13,575,481	18,813,305
Domini PacAsia Social Equity Fund	8,848,845	2,847,934
Domini European PacAsia Social Equity Fund	6,276,384	1,308,764

4. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Fin 48 is not expected to have a material effect on the Funds’ financial statements. However, as analysis is ongoing, the conclusions regarding FIN 48 may be subject to review and adjustment.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of January 31, 2008, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

86	Notes to Financial Statements

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)

ASSETS:
Investments at value (cost $69,607,181)	$71,589,900
Interest receivable	692,894
Receivable for capital shares	23,219
Total assets	72,306,013
LIABILITIES:
Payable for capital shares	276,173
Management fee payable	38,928
Other accrued expenses	16,878
Dividend payable	7,953
Total liabilities	339,932
NET ASSETS	$71,966,081
NET ASSETS CONSIST OF:
Paid-in capital	70,434,347
Accumulated net realized loss from investments	(450,985)
Net unrealized appreciation from investments	1,982,719
$71,966,081
NET ASSET VALUE PER SHARE
Investor shares
Net asset value and offering price per share*
($71,966,081 ÷ 6,483,503 outstanding shares of beneficial interest)	$11.10
______________
*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)

INCOME:
Interest income	$1,806,938
EXPENSES:
Management fee	144,896
Administrative fee	90,560
Distribution fees	90,560
Transfer agent fees	109,033
Accounting and custody fees	34,404
Printing	10,102
Professional fees	19,263
Registration	12,791
Miscellaneous	2,468
Trustees fees	1,461
Total Expenses	515,538
Fees waived	(171,233)
Net Expenses	344,305
NET INVESTMENT INCOME	1,462,633
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	186,254
Net change in unrealized appreciation (depreciation) on investments	2,949,297
Net realized and unrealized gain (loss) from investments	3,135,551
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,598,184

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,462,633	$2,765,441
Net realized gain (loss) on investments	186,254	(353,795)
Net change in unrealized appreciation (depreciation) on investments	2,949,297	516,487
Net Increase (Decrease) in Net Assets Resulting from Operations	4,598,184	2,928,133
DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income	(1,462,633)	(2,765,441)
Distributions to shareholders from net realized gain	—	—
Net Decrease in Net Assets from Distributions and Dividends	(1,462,633)	(2,765,441)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,506,724	16,183,875
Net asset value of shares issued in reinvestment of distributions and dividends	1,394,311	2,606,151
Redemption fee	523	832
Payment for shares redeemed	(12,382,562)	(11,946,572)
Net Increase in Net Assets from Capital Share Transactions	(3,481,004)	6,844,286
Total Increase (Decrease) in Net Assets	(345,453)	7,006,978
NET ASSETS:
Beginning of period	72,311,534	65,304,556
End of period (including undistributed net investment income of $0 and $0, respectively)	$71,966,081	$72,311,534
CAPITAL SHARE TRANSACTIONS IN SHARES:
Investor Shares:
Sold	692,449	1,513,152
Issued in reinvestment of distributions and/or dividends	128,406	243,404
Redeemed	(1,140,958)	(1,118,032)
Net Increase (Decrease)	(320,103)	638,524

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)		YEAR ENDED JULY 31,
			2007		2006		2005		2004		2003
For a share outstanding for the period:
Net asset value, beginning of period	$10.63		$10.59		$10.88		$10.91		$10.97		$11.03
Income from investment operations:
Net investment income (loss)	0.22		0.43		0.40		0.38		0.36		0.40
Net realized and unrealized gain (loss) on investments	0.47		0.04		(0.29)		(0.03)		(0.03)		(0.03)
Total income from investment operations	0.69		0.47		0.11		0.35		0.33		0.37
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)		(0.43)		(0.40)		(0.38)		(0.36)		(0.40)
Distributions to shareholders from net realized gain	—		—		—		—		(0.03)		(0.03)
Total dividends and distributions	(0.22)		(0.43)		(0.40)		(0.38)		(0.39)		(0.43)
Redemption fee proceeds*	—	**	—	**	—	**	—	**	—	**	—
Net asset value, end of period	$11.10		$10.63		$10.59		$10.88		$10.91		$10.97
Total return	6.55%		4.49%		1.06%		3.25%		3.02%		3.33%
Portfolio turnover	20%		54%		34%		25%		46%		24%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$71,966		$72,312		$65,305		$64,009		$59,288		$47,853
Ratio of expenses to average net assets	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)
Ratio of net investment income to average net assets	4.03%		4.03%		3.76%		3.48%		3.27%		3.56%

*	Redemption fee instituted on December 1, 2003.
**	Amount represents less than $0.005 per share.
(1)

Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 1.42% for the six months ended January 31, 2008, and 1.48%, 1.32%, 1.47%, 1.64%, and 1.71% for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are recorded on trade date. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of fund shares held less than 60 days. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund’s average daily net assets. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2007, until November 30, 2008, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the Fund’s average daily net assets. A similar fee waiver arrangement was in effect in prior periods. For the six months ended January 31, 2008, Domini waived fees totaling $80,673.

92	Notes to Financial Statements

(B) Submanager. Seix Advisors (Seix), the fixed-income division of Trusco Capital Management, Inc., provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the six months ended January 31, 2008, fees waived totaled $90,560.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2008, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Government Securities	$4,347,231	$14,834,220
Corporate Obligations	9,217,446	1,328,600
State & Municipal Obligations	—	—

4. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 is not expected to have a material effect on the Fund’s financial statements. However, as analysis is ongoing, the conclusions regarding FIN 48 may be subject to review and adjustment.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit

Notes to Financial Statements	93

price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of January 31, 2008, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

94	Notes to Financial Statements

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager or Sponsor:

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Trust

Domini European Social Equity Trust

Domini PacAsia Social Equity Trust

Domini European PacAsia Social Equity Trust

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Domini Social Bond Fund

Seix Advisors

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Distributor:

DSIL Investment Services LLC

536 Broadway, 7th Floor

New York, NY 10012

1-800-762-6814

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Item 2.

Code of Ethics.

(a)

Not applicable to a semi-annual report.

(c)

Not applicable.

(d)

Not applicable.

Item 3.

Audit Committee Financial Expert.

Not applicable to a semi-annual report.

Item 4.

Principal Accountant Fees and Services.

Not applicable to a semi-annual report.

Item 5.

Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.

Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.

Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness.  Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

Not applicable to a semi-annual report.

(a)(2)

Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)

Not applicable to the registrant.

(b)

A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By: /s/ Amy L. Thornton

Amy L. Thornton

President

Date: April 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Amy L. Thornton

Amy L. Thornton

President (Principal Executive Officer)

Date: April 9, 2008

By: /s/ Carole M. Laible

Carole M. Laible

Treasurer (Principal Financial Officer)

Date: April 9, 2008